     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 1996


                                                      REGISTRATION NOS. 33-37103
                                                                        811-6180
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                         POST-EFFECTIVE AMENDMENT NO. 8                      /X/
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      / /
                                AMENDMENT NO. 10                             /X/
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ---------------------

                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                P.O. BOX 9011
            PRINCETON, NEW JERSEY                               08536-9011
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL


                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:

            COUNSEL FOR THE FUND:                        PHILIP L. KIRSTEIN, ESQ.
            JOEL H. GOLDBERG, ESQ.                    MERRILL LYNCH ASSET MANAGEMENT
  SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP                   P.O. BOX 9011
  919 THIRD AVENUE, NEW YORK, NEW YORK 10022         PRINCETON, NEW JERSEY 08543-9011

                             ---------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


         /X/ Immediately upon filing pursuant to paragraph (b) of Rule 485, or

         / / 60 days after filing pursuant to paragraph (a)(i)

         / / on (date) pursuant to paragraph (b)

         / / on (date) pursuant to paragraph (a)(i)
         / / 75 days after filing pursuant to paragraph (a)(ii)
         / / on (date) pursuant to paragraph (a)(ii) of Rule 485

     IF APPROPRIATE, CHECK THE FOLLOWING BOX:

         / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                    AMOUNTS OF      PROPOSED MAXIMUM    PROPOSED MAXIMUM
       TITLE OF SECURITIES         SHARES BEING      OFFERING PRICE        AGGREGATE          AMOUNT OF
        BEING REGISTERED            REGISTERED          PER UNIT        OFFERING PRICE*   REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------
Shares of Common Stock (par value
  $0.10 per share)...............    15,879,832          $13.82           $289,998.88           $100
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------



*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.


 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 16,777,016 shares.


 (3) 918,168 of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.


 (4) 15,858,848 of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

                             ---------------------


     PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT PREVIOUSLY ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, PAR VALUE $0.10 PER SHARE. A RULE 24F-2 NOTICE WAS LAST FILED ON JANUARY 22, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.


                  POST-EFFECTIVE AMENDMENT NO. 8 ON FORM N-1A


                             CROSS REFERENCE SHEET

         (AS REQUIRED BY RULE 481(a) UNDER THE SECURITIES ACT OF 1933)


                    N-1A ITEM NO.                              LOCATION IN PROSPECTUS
-----------------------------------------------------  --------------------------------------
PART A
     Item 1.   Cover Page............................  Cover Page
     Item 2.   Synopsis..............................  Fee Table
     Item 3.   Condensed Financial Information.......  Financial Highlights
     Item 4.   General Description of Registrant.....  Cover Page; Special and Risk
                                                         Considerations; Investment Objective
                                                         and Policies; Additional Information
     Item 5.   Management of the Fund................  Fee Table; Management of the Fund;
                                                         Inside Back Cover Page
     Item
       5A.     Management's Discussion of Fund
                 Performance.........................  Not Applicable
     Item 6.   Capital Stock and Other Securities....  Cover Page; Merrill Lynch Select
                                                         Pricing(SM) System; Additional
                                                         Information
     Item 7.   Purchase Securities Being Offered.....  Merrill Lynch Select Pricing(SM) System;
                                                         Fee Table; Purchase of Shares;
                                                         Shareholder Services; Additional
                                                         Information; Inside Back Cover Page
     Item 8.   Redemption or Repurchase..............  Fee Table; Redemption of Shares
     Item 9.   Legal Proceedings.....................  Not Applicable
PART B
     Item
       10.     Cover Page............................  Cover Page
     Item
       11.     Table of Contents.....................  Back Cover Page
     Item
       12.     General Information and History.......  Not Applicable
     Item
       13.     Investment Objectives and Policies....  Investment Objective and Policies
     Item
       14.     Management of the Fund................  Management of the Fund
     Item
       15.     Control Persons and Principal Holders
                 of Securities.......................  Not Applicable
     Item
       16.     Investment Advisory and Other
                 Services............................  Management of the Fund; Purchase of
                                                         Shares; General Information
     Item
       17.     Brokerage Allocation..................  Portfolio Transactions and Brokerage
     Item
       18.     Capital Stock and Other Securities....  General Information -- Description of
                                                         Shares
     Item
       19.     Purchase, Redemption and Pricing of
                 Securities Being Offered............  Purchase of Shares; Redemption of
                                                       Shares; Determination of Net Asset
                                                         Value; Shareholder Services
     Item
       20.     Tax Status............................  Taxes
     Item
       21.     Underwriters..........................  Purchase of Shares
     Item
       22.     Calculations of Performance Data......  Performance Data
     Item
       23.     Financial Statements..................  Financial Statements


PART C
     Information required to be included is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

PROSPECTUS

MARCH 28, 1996


                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Global Utility Fund, Inc. (the "Fund") is a diversified mutual fund seeking both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"), primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk. Investments on an international basis involve special considerations. See "Special and Risk Considerations." For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 11.



     Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 3.



     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081, (609) 282-2800, and other securities dealers which have entered into selected dealers agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
  HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
    COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated March 28, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows.


                                        CLASS A(a)                 CLASS B(b)                     CLASS C          CLASS D
                                        ----------                 ----------                     -------          -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on
    Purchases (as a percentage of
    offering price)..................      4.00%(c)                   None                          None             4.00%(c)
  Sales Charge Imposed on Dividend
    Reinvestments....................       None                      None                          None              None
  Deferred Sales Charge (as a
    percentage of original purchase
    price or redemption proceeds,
    whichever is lower)..............       None(d)        4.0% during the first year,        1% for one year         None(d)
                                                            decreasing 1.0% annually
                                                          thereafter to 0.0% after the
                                                                   fourth year
  Exchange Fee.......................       None                      None                          None              None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Investment Advisory Fees(e)........      0.60%                      0.60%                        0.60%             0.60%
  12b-1 Fees(f):
    Account Maintenance Fees.........       None                      0.25%                        0.25%             0.25%
    Distribution Fees................       None                      0.50%                        0.55%              None
                                                       (Class B shares convert to Class D
                                                           shares automatically after
                                                                  approximately
                                                      ten years and cease being subject to
                                                               distribution fees)
Other Expenses
  Custodial Fees.....................      0.03%                      0.03%                        0.03%             0.03%
  Shareholder Servicing Costs(g).....      0.16%                      0.18%                        0.18%             0.15%
  Other..............................      0.12%                      0.12%                        0.12%             0.12%
                                           -----                      -----                        -----             -----
        Total Other Expenses.........      0.31%                      0.33%                        0.33%             0.30%
                                           -----                      -----                        -----             -----
TOTAL FUND OPERATING EXPENSES........      0.91%                      1.68%                        1.73%             1.15%
                                           =====                      =====                        =====             =====


---------------


(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and investment programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 31.



(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 33.



(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 31.



(d) Class A and Class D shares may not be subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge will instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.



(e) See "Management of the Fund -- Management and Advisory Arrangements" -- page 27.



(f) See "Purchase of Shares -- Distribution Plans" -- page 36.



(g) See "Management of the Fund -- Transfer Agency Services" -- page 28.

EXAMPLE:


                                                                CUMULATIVE EXPENSES PAID FOR THE
                                                                           PERIOD OF:
                                                           -------------------------------------------
                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $40.00 initial sales
  charge (Class A and Class D shares only) and assuming
  (1) the Total Fund Operating Expenses for each class
  set forth above, (2) a 5% annual return throughout the
  periods and (3) redemption at the end of the period:
     Class A.............................................   $ 49        $68        $  88        $147
     Class B.............................................   $ 57        $73        $  91        $199
     Class C.............................................   $ 28        $54        $  94        $204
     Class D.............................................   $ 51        $75        $ 101        $174
An investor would pay the following expenses on the same
  $1,000 investment assuming no redemption at the end of
  the period:
     Class A.............................................   $ 49        $68        $  88        $147
     Class B.............................................   $ 17        $53        $  91        $199
     Class C.............................................   $ 18        $54        $  94        $204
     Class D.............................................   $ 51        $75        $ 101        $174



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."


                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds."

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."


-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A      Maximum 4.00% initial sales       No            No                    No
                    charge(2)(3)
-------------------------------------------------------------------------------------------------
     B         CDSC for a period of 4        0.25%         0.50%         B shares convert to
              years, at a rate of 4.0%                                  D shares automatically
               during the first year,                                    after approximately
            decreasing 1.0% annually to                                      ten years(4)
                        0.0%
-------------------------------------------------------------------------------------------------
     C         1.0% CDSC for one year        0.25%         0.55%                  No
-------------------------------------------------------------------------------------------------
     D      Maximum 4.00% initial sales      0.25%          No                    No
                     charge(3)
-------------------------------------------------------------------------------------------------


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.


(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to directors and employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00%, which is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.50% of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Approximately ten years after issuance, Class B shares will convert automatically to Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert to Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares to Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, were modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."


Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.55% of the Fund's average net assets attributable to the Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to the Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares will also be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances.

     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended November 30, 1995 and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders, which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.



                                                                                 CLASS A
                                                           ---------------------------------------------------
                                                                                                      FOR THE
                                                                                                       PERIOD
                                                                                                       DEC. 28,
                                                                         FOR THE YEAR                   1990+
                                                                        ENDED NOV. 30,                   TO
                                                           ----------------------------------------    NOV. 30,
                                                            1995       1994       1993       1992        1991
                                                           -------    -------    -------    -------    --------
The following per share data and ratios have been
  derived from information provided in the
  financial statements.
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period.....................  $ 12.08    $ 13.22    $ 11.23    $ 10.67    $ 10.00
                                                             -------    -------    -------    -------    -------
  Investment income -- net.................................      .51        .94        .40        .47        .49
  Realized and unrealized gain (loss) on
    investments and foreign currency
    transactions -- net.....................................     1.42      (1.57)      2.01       .57        .56
                                                              -------    -------    -------    -------   -------
Total from investment operations............................     1.93       (.63)      2.41      1.04       1.05
                                                              -------    -------    -------    -------   -------
Less dividends and distributions:
  Investment income -- net..................................     (.49)      (.47)      (.41)     (.48)      (.38)
  Realized gain on investments -- net.......................      --        (.04)      (.01)       --         --
                                                              -------    -------    -------    -------    ------
Total dividends and distributions...........................     (.49)      (.51)      (.42)     (.48)      (.38)
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $ 13.52    $ 12.08    $ 13.22    $ 11.23    $ 10.67
                                                              =======    =======    =======    =======    =======
TOTAL  INVESTMENT  RETURN:**
  Based on net asset value per share........................    16.34%     (4.89)%    21.80%     10.05%     10.83%#
                                                              =======     =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS:
  Expenses, excluding account maintenance and
    distribution fees.......................................      .91%        .86%       .82%      1.01%       1.28%*
                                                              =======     =======    =======    =======     =======
  Expenses..................................................      .91%        .86%       .82%      1.01%       1.28%*
                                                              =======     =======    =======    =======     =======
  Investment income -- net..................................     3.73%       3.58%      3.57%      4.47%       5.57%*
                                                              =======     =======    =======    =======     =======
SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .................  $44,775     $56,659    $81,718    $29,772     $20,579
                                                              =======     =======    =======    =======     =======
  Portfolio turnover........................................     2.92%      17.02%      8.92%     30.91%      20.51%
                                                              =======     =======    =======    =======     =======



                                                                                  CLASS B
                                                             ---------------------------------------------------
                                                                                                       FOR THE
                                                                                                        PERIOD
                                                                                                        DEC. 28,
                                                                          FOR THE YEAR                   1990+
                                                                         ENDED NOV. 30,                   TO
                                                            ----------------------------------------    NOV. 30,
                                                             1995       1994       1993       1992        1991
                                                            -------    -------    -------    -------    --------
The following per share data and ratios have been
  derived from information provided in the
  financial statements.
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period..................... $  12.04    $  13.17    $  11.20    $  10.65    $ 10.00
                                                             -------     -------     -------     -------    -------

Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period.....................      .38         .74         .33         .39        .40
                                                             -------     -------     -------     -------    -------
  Investment income -- net.................................     1.44       (1.46)       1.98         .57        .58
                                                             -------     -------     -------     -------    -------
  Realized and unrealized gain (loss) on
    investments and foreign currency
    transactions -- net....................................     1.82        (.72)       2.31         .96        .98
                                                             -------     -------     -------     -------    -------
Total from investment operations...........................     (.39)        (.37)      (.33)        (.41)      (.33)
Less dividends and distributions:
  Investment income -- net.................................
  Realized gain on investments -- net......................       --         (.04)      (.01)         --         --
                                                             -------      -------    -------     -------    -------
Total dividends and distributions..........................     (.39)        (.41)      (.34)       (.41)      (.33)
                                                             -------      -------    -------     -------    -------
Net asset value, end of period............................. $  13.47    $  12.04    $  13.17    $  11.20    $ 10.65
                                                             =======     =======     =======     =======    =======
  Based on net asset value per share.......................    15.38%      (5.60)%     20.86%       9.20%     10.05%#
                                                             =======     =======     =======     =======    =======
RATIOS TO AVERAGE NET ASSETS:
  Expenses, excluding account maintenance and
    distribution fees......................................      .93%        .88%        .84%       1.02%       1.29%*
                                                             =======     =======     =======     =======     =======
  Expenses.................................................     1.68%       1.63%       1.59%       1.77%       2.04%*
                                                             =======     =======     =======     =======     =======
  Investment income -- net.................................     2.95%       2.82%       2.81%       3.65%       4.78%*
                                                             =======     =======     =======     =======     =======
SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ................ $381,098    $459,185    $596,455     $200,396    $90,966
                                                             =======    ========    ========     ========    =======
  Portfolio turnover.......................................     2.92%      17.02%       8.92%      30.91%      20.51%
                                                             =======     =======     =======     =======     =======




  * Annualized.
  ** Total investment returns exclude the effect
  + Commencement of operations.
  # Aggregate total investment return.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)



                                                         CLASS C                                        CLASS D
                                        ------------------------------------------     ------------------------------------------
                                        FOR THE YEAR ENDED      FOR THE PERIOD         FOR THE YEAR ENDED      FOR THE PERIOD
                                           NOVEMBER 30,        OCTOBER 21, 1994+          NOVEMBER 30,        OCTOBER 21, 1994+
                                               1995          TO NOVEMBER 30, 1994             1995          TO NOVEMBER 30, 1994
                                        ------------------   ---------------------     ------------------   ---------------------
The following per share data and
  ratios have been derived from
  information provided in the
  financial statements.
Increase (Decrease) in Net Asset
  Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period..............................        $12.05                $ 12.34                  $12.09                $ 12.37
                                              ------                 ------                  ------                 ------
  Investment income -- net............           .39                    .01                     .52                    .02
  Realized and unrealized gain (loss)
    on investments and foreign
    currency transactions -- net......          1.43                   (.30)                   1.40                   (.30)
                                              ------                 ------                  ------                 ------
Total from investment operations......          1.82                   (.29)                   1.92                   (.28)
                                              ------                 ------                  ------                 ------
Less dividends and distributions:
  Investment income -- net............          (.41)                    --                    (.46)                    --
  Realized gain on
    investments -- net................            --                     --                      --                     --
                                              ------                 ------                  ------                 ------
Total dividends and distributions.....          (.41)                    --                    (.46)                    --
                                              ------                 ------                  ------                 ------
Net asset value, end of period........        $13.46                $ 12.05                  $13.55                $ 12.09
                                              ======                 ======                  ======                 ======
TOTAL INVESTMENT RETURN:**
  Based on net asset value per
    share.............................         15.38%                 (2.35)%#                16.21%                 (2.26)%#
                                              ======                 ======                  ======                 ======
RATIOS TO AVERAGE NET ASSETS:
  Expenses, excluding distribution
    fees..............................           .93%                   .80%*                   .90%                   .83%*
                                              ======                 ======                  ======                 ======
  Expenses............................          1.73%                  1.60%*                  1.15%                  1.08%*
                                              ======                 ======                  ======                 ======
  Investment income -- net............          2.85%                  3.01%*                  3.36%                  3.25%*
                                              ======                 ======                  ======                 ======
SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands)........................        $2,072                $   445                  $1,516                $   239
                                              ======                 ======                  ======                 ======
  Portfolio turnover..................          2.92%                 17.02%                   2.92%                 17.02%
                                              ======                 ======                  ======                 ======


---------------

  * Annualized.
  ** Total investment returns exclude the effects of sales loads.
  + Commencement of operations.

  # Aggregate total investment return.

                        RISKS AND SPECIAL CONSIDERATIONS


     International Investing. As a global fund, the Fund may invest in United States and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future foreign political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest heavily in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. The rate of exchange between the dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Also, many of the securities held by the Fund will not be registered with the Securities and Exchange Commission nor will the issuers thereof be subject to the reporting requirements of such agency.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which United States entities are subject. As a result, traditional investment measurements such as price earnings ratios, as used in the United States, may not be applicable in certain capital markets. Certain foreign investments may be subject to foreign withholding taxes. Investors will be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their United States income taxes if more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities in foreign corporations. See "Additional
Information -- Taxes."

     Foreign capital markets, while growing in volume, typically have substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Brokerage commissions, custodial services, and other costs relating to investment in foreign capital markets are generally more expensive than in the United States. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other costs associated with transactions in foreign securities are generally higher than with transactions in United States securities. There is generally less government supervision and regulation of exchanges, financial institutions, brokers and issuers in foreign countries than there is in the United States.

     The Fund has made, and may continue to make, substantial investments in the utility securities of issuers in Latin America, the Far East, and other lesser developed capital markets. The risks of investment in foreign securities described above tend to be particularly significant when investing in lesser developed capital markets.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial and brokerage costs, are higher.

     Some countries prohibit or impose substantial restrictions on investment in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investment by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals.

     Hedging Strategies. The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity and debt markets and exchange rates between currencies by the use of options, futures and options thereon. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally, as discussed above. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. See "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures."

     Other. The net asset value of the Fund's shares will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of debt and equity securities of utility companies can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of debt and equity securities of utility companies can be expected to decline.

     Because of its emphasis on securities of companies in the utilities industries, the Fund should be considered a vehicle for diversification and not as a balanced investment program.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a diversified, open-end management investment company. The Fund's investment objective is to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of the Manager, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. This objective is a fundamental policy which the Fund may not change without a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk, as described under "Portfolio Strategies Involving Options and Futures."


     The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in equity and debt securities issued by domestic and foreign companies in the utilities industries. The Fund reserves the right to hold, as a temporary defensive measure or as a reserve for redemptions, short-term U.S. Government securities, money market securities, including repurchase agreements, or cash in such proportions as, in the opinion of the Manager, prevailing market or economic conditions warrant. Except during temporary defensive periods, such securities or cash will not exceed 20% of its total assets. Under normal circumstances, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three countries, one of which may be the United States, although the Manager expects the Fund's portfolio to be more geographically diversified. Under normal conditions, it is anticipated that the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country. It is possible that at times the Fund may have 65% or more of its total assets invested in foreign securities. Certain foreign investments may be subject to foreign withholding taxes. Investors will be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their United States income taxes if more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities in foreign corporations. See "Additional Information -- Taxes."

     The Fund will invest in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks and debt securities. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Manager's judgment of the extent to which investments in each category will contribute to meeting the Fund's investment objective. Fixed income securities in which the Fund will invest generally will be limited to those rated investment grade, that is, rated in one of the four highest rating categories by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or deemed to be of equivalent quality (i.e., securities rated at least BBB by S&P or Baa by Moody's) in the judgment of the Manager. Securities rated Baa by Moody's are described by it as having speculative characteristics and, according to S&P, fixed income securities rated BBB normally exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. The Fund's commercial paper investments at the time of purchase will be rated "A-1" or "A-2" by S&P or "Prime-1" or "Prime-2" by Moody's or, if not rated, will be of comparable quality as determined by the Directors of the Fund. The Fund may also invest up to 5% of its total assets at the time of purchase in fixed income securities having a minimum rating no lower than Caa by Moody's or CCC by S&P. The Fund may, but need not, dispose of any security if it is subsequently downgraded. For a description of ratings of debt securities, see the Appendix to the Statement of Additional Information.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial and brokerage costs, are higher.

     The Fund may invest in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Fund may invest in ADRs and EDRs through both sponsored and unsponsored arrangements. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depository's transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities.

     A change in prevailing interest rates is likely to affect the Fund's net asset value because prices of debt and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

UTILITY INDUSTRIES -- DESCRIPTION AND RISKS

     Under normal circumstances, the Fund will invest at least 65% of its total assets in common stocks (including preferred or debt securities convertible into common stocks), debt securities and preferred stocks of domestic and/or foreign companies in the utility industries. To meet its objective of current income, the Fund may invest in domestic utility companies that pay higher than average dividends, but have a lesser potential for capital appreciation. The average dividend yields of common stocks issued by domestic utility companies historically have significantly exceeded those of industrial companies' common stocks, while the prices of domestic utility stocks have tended to be less volatile than stocks of industrial companies. For certain periods, the total return of utility companies' securities has underperformed that of industrial companies' securities. There can be no assurance that positive relative returns on utility securities will occur in the future. The Manager believes that the average dividend yields of common stocks issued by foreign utility companies have also historically exceeded those of foreign industrial companies' common stocks. To meet its objective of capital appreciation, the Fund may invest in foreign utility companies which pay lower than average dividends, but have a greater potential for capital appreciation.

     The utility companies in which the Fund will invest include companies which are, in the opinion of the Manager, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

     Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations which may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities of the portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

     Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

     The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

     Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to that in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the U.S., generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

     The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

     The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. The principal sectors of the global utility industries are discussed below.


     Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.



     The construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for de-commissioning of such plants.


     In October 1993, S&P stiffened its debt-ratings formula for the electric utility industry, stating that the industry is in long-term decline. In addition, Moody's stated that it expected a drop in the next three years in its average credit ratings for the industry. Reasons set forth for these outlooks included slowing demand and increasing cost pressures as a result of competition from rival providers.


     Currently, several states are considering deregulation proposals. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets" which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings which have burdened the acquirer's balance sheet.

There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.



     Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.



     In February 1996, the Telecommunications Act of 1996 became law. The Act will eventually remove regulatory restrictions on entry that have prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act will also remove most cable rate controls and allow broadcasters to own more radio and television stations.


     Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation.

     Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment.

     There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

INVESTMENT OUTSIDE THE UTILITY INDUSTRIES

     The Fund is permitted to invest up to 35% of its assets in securities of issuers that are outside the utility industries. Such investments may include common stocks, debt securities or preferred stocks and will be selected to meet the Fund's investment objective of both capital appreciation and current income. These securities may be issued by either U.S. or non-U.S. companies. Some of these issuers may be in industries related to utility industries and, therefore, may be subject to similar risks. Securities that are issued by foreign companies or are denominated in foreign currencies are subject to the risks outlined above. See "Special and Risk Considerations."

     The Fund is also permitted to invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Such investments may be backed by the "full faith and credit" of the United States, including U.S. Treasury bills, notes and bonds as well as certain agency securities and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"). The guarantees on these securities do not extend to the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the "full faith and credit" of the United States, such as certain securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association and the Farm Credit Bank.

     The Fund may invest in securities issued or guaranteed by foreign governments. Such securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments outlined above. See "Special and Risk Considerations." The foreign government securities in which the Fund intends to invest generally will consist of obligations supported by national, state or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.

     Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities including quasi-governmental agencies. Foreign government securities will not be considered government securities for purposes of determining the Fund's compliance with diversification and concentration policies.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse movements in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below and in "Risk Factors in Options and Futures Transactions" below), the Manager believes that, because the Fund will
(i) write only covered options on portfolio securities, and (ii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity, debt and currency markets occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

     The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government Securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

     Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may also purchase put options on U.S. Treasury securities for the purpose of hedging its portfolio of interest rate sensitive equity securities against the adverse effects of anticipated movements in interest rates. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.

     The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase. The Fund may also purchase put options on futures contracts for U.S. Treasury securities for the purpose of hedging its portfolio of interest rate sensitive equity securities against the adverse effects of anticipated movements in interest rates.

     The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in such foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of such currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this practice being referred to as a "cross-hedge").

     The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S.

dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian U.S. Government or other high quality securities having a market value substantially representing any subsequent net decrease in the market value of such hedged positions, including net positions with respect to cross-currency hedges. The Fund may not incur potential net liabilities with respect to currency and securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of its total assets from foreign currency options, futures or related options and forward currency transactions.

     Restrictions on the Use of Futures Transactions. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may (i) purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) the Fund may enter into non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby insuring that the use of such futures is unleveraged.


     Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will normally seek to acquire only those OTC options for which the Manager believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option); in any case, the Fund will acquire only those OTC options for which the Manager believes the Fund can receive at least one independent bid or offer.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk applies particularly to the Fund's use of cross-hedging, which means that the security which is the subject of the hedged transaction is different from the security being hedged. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.

     The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

     Portfolio Transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Special and Risk Considerations" above. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. In addition, consistent with the Rules of Fair Practice of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than with transactions in United States securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government Securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% (10% to the extent required by certain state laws) of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government Securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its total assets in repurchase agreements maturing in more than seven days.


     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


     Illiquid Securities. The Fund may invest up to 15% of its total assets in illiquid securities, although it will limit such investments to 10% of its total assets to the extent required by state law. Pursuant to that restriction the Fund may not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, or which do not mature within seven days, or which the Board of Directors has not determined to be liquid, if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities. Although not a fundamental policy, the Fund will include OTC options and the securities underlying such options (to the extent provided under "Portfolio Strategies Involving Options and Futures -- Restrictions on OTC Options", above) in calculating the amount of its total assets subject to the limitation on illiquid securities. The Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position regarding OTC options.


     The Fund may purchase, without regard to the above limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act") but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors, or the Manager pursuant to guidelines adopted by the Board, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors retains oversight and is ultimately responsible for the determinations. The Board of Directors monitors the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.


     Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among the Fund's more significant investment policies, the Fund may not make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act. The Fund will concentrate in equity and debt securities issued by domestic and foreign companies in the utilities industries. Other fundamental policies include policies which restrict the issuance of senior securities and limit bank borrowings. The Fund does not presently intend to make any investment that would result in the Fund becoming subject to the provisions of the Public Utility Holding Company Act of 1935 ("PUCA").



     Non-fundamental policies of the Fund (which may be changed by vote of the Board of Directors) include policies which (i) prohibit investment in the securities of other investment companies except to the extent permitted by applicable law, (ii) limit investment in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of the acquisition more than 15% of its total assets (or 10% to the extent required by state law) would be invested in such securities and (iii) prohibit the Fund from borrowing money, except from banks for extraordinary purposes or to meet redemptions in amounts of up to 10% of its total assets. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the 15% (or 10%) limitation set forth in clause (ii). Although not a fundamental policy, the Fund will not purchase securities while borrowings exceed 5% of its total assets. The Fund has no present intention to borrow money in amounts exceeding 5% of its total assets. In addition, although not a fundamental policy, the Fund will include OTC options and the securities underlying such options in calculating the amount of its total assets subject to the limitation set forth in clause (i) above. However, as discussed above, the Fund may treat the securities it uses as cover for written OTC options as liquid, and therefore, will be excluded from this restriction, provided it follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position regarding OTC options, as discussed above.



     Portfolio Turnover. The Manager will effect portfolio transactions without regard to a holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. For the fiscal years ended November 30, 1995 and 1994, the rate of portfolio turnover for the Fund was 2.92% and 17.02%, respectively.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Fund are:


     ARTHUR ZEIKEL* -- President of the Manager and its affiliate, FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").



     RONALD W. FORBES -- Professor of Finance, School of Business, State University of New York at Albany.



     CYNTHIA A. MONTGOMERY -- Professor of Finance, Harvard Business School.



     CHARLES C. REILLY -- Adjunct Professor, Columbia University School of Business. Former President and Chief Investment Officer of Verus Capital, Inc.; Former Senior Vice President of Arnhold and S. Bleichroeder, Inc.



     KEVIN A. RYAN -- Professor of Education at Boston University; Founder and current Director of The Boston University Center for the Advancement of Ethics and Character.



     RICHARD R. WEST -- Professor of Finance, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration.

---------------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey (mailing address: P.O. Box 9011, Princeton, New Jersey 08543-9011) acts as the manager for the Fund and provides the Fund with management and investment advisory services. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager or its affiliate, FAM, acts as the manager for more than 130 other registered investment companies. The Manager also offers portfolio management and portfolio analysis services to individuals and institutions. As of February 29, 1996, the Manager and FAM had a total of approximately $208.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.


     The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors.

     Walter D. Rogers is the portfolio manager for the Fund. Mr. Rogers is a Vice President of the Manager and has been employed by the Manager in this capacity since 1987. For the past five years, Mr. Rogers has acted as portfolio manager of one or more other registered investment companies sponsored by the Manager, and continues to act in such capacity.

     The Manager is obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.


     The Fund pays the Manager a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund. In addition, the Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, registration fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. For the fiscal year ended November 30, 1995, the fee paid by the Fund to the Manager was $2,811,414 (based upon average net assets of approximately $468.6 million). At February 29, 1996, the net assets of the Fund aggregated approximately $438.8 million. At this level, the annual management fee would aggregate approximately $2.6 million. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended November 30, 1995, the Fund reimbursed the Manager $101,177 for accounting services. For the fiscal year ended November 30, 1995, the ratio of total expenses, excluding account maintenance and distribution fees, to average net assets was 0.91% for the Class A shares, 0.93% for the Class B shares, 0.93% for Class C shares and 0.90% for Class D shares.


TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A and Class D shareholder account and $14.00 per Class B and Class C shareholder account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended November 30, 1995, the total fee paid by the Fund to the Transfer Agent was $842,275. At February 29, 1996, the Fund had 4,090 Class A shareholder accounts, 32,213 Class B shareholder accounts, 289 Class C shareholder accounts and 257 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate $502,845 plus out-of-pocket expenses.



CODE OF ETHICS


     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of shares of the Fund. Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Different minimums may apply through the Merrill Lynch Blueprint(SM) Program.



     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives orders from the securities brokers prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Fund's Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees.
A discussion of the factors that
investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 3.


     Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.


-------------------------------------------------------------------------------------------------
                                            ACCOUNT
                                          MAINTENANCE  DISTRIBUTION           CONVERSION
   CLASS          SALES CHARGE(1)             FEE           FEE                FEATURE
-------------------------------------------------------------------------------------------------
     A      Maximum 4.00% initial sales       No            No                    No
                    charge(2)(3)
-------------------------------------------------------------------------------------------------
     B         CDSC for a period of 4        0.25%         0.50%         B shares convert to
              years, at a rate of 4.0%                                  D shares automatically
               during the first year,                                    after approximately
            decreasing 1.0% annually to                                      ten years(4)
                        0.0%
-------------------------------------------------------------------------------------------------
     C         1.0% CDSC for one year        0.25%         0.55%                  No
-------------------------------------------------------------------------------------------------
     D      Maximum 4.00% initial sales      0.25%          No                    No
                     charge(3)
-------------------------------------------------------------------------------------------------



                                                   (Footnotes on following page)

(Footnotes for preceding page)


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year.



(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                                     SALES LOAD AS          DISCOUNT TO
                                                SALES LOAD AS         PERCENTAGE*         SELECTED DEALERS
                                                PERCENTAGE OF         OF THE NET          AS PERCENTAGE OF
AMOUNT OF PURCHASE                             OFFERING PRICE      AMOUNT INVESTED      THE OFFERING PRICE
------------------                             --------------     -----------------     ------------------
Less than $25,000.............................       4.00%                4.17%                 3.75%
$25,000 but less than $50,000.................       3.75                 3.90                  3.50
$50,000 but less than $100,000................       3.25                 3.36                  3.00
$100,000 but less than $250,000...............       2.50                 2.56                  2.25
$250,000 but less than $1,000,000.............       1.50                 1.52                  1.25
$1,000,000 and over**.........................       0.00                 0.00                  0.00

---------------
 * Rounded to the nearest one-hundredth percent.


** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 and on Class A purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more of the Fund, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994 may be subject to a CDSC, in lieu of an initial sales charge, if the shares are redeemed within one year of purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,001 to $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000; and 0.25% on purchases of more than $5,000,000. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain Employer Sponsored Retirement or Savings Plans.


     The Distributor may reallow discounts to such dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. During the fiscal year ended November 30, 1995, the Fund sold 165,580 Class A shares for aggregate net proceeds of $2,080,607. The gross sales charges for the sale of Class A shares of the Fund for that year were $8,983, of which $689 and $8,294 were received by the Distributor and Merrill Lynch, respectively. No CDSCs were received with respect to Class A shares for which the initial sales charge was waived during the fiscal year ended November 30, 1995. During the fiscal year ended November 30, 1995, the Fund sold 2,762,874 Class D shares for aggregate net proceeds of $34,867,068. The gross sales charges for the sale of Class D shares of the Fund for that period were $18,233, of which $1,975 and $16,258 were received by the Distributor and Merrill Lynch, respectively. For the same period, no CDSCs were received with respect to Class D shares for which the initial sales charge was waived.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A and Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met for closed-end funds that commenced operations prior to October 21, 1994. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by Senior Floating Rate Fund in shares of such funds.


     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

     Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors."


     Class A and Class D shares are offered at net asset value to certain Employer Sponsored Retirement or Savings Plans and to Employee Access Accounts(SM) available through employers which provide such plans.


     Class D shares are offered at net asset value to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

Class D shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has (i) invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, or (ii) invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has not served as a selected dealer, if certain conditions set forth in the Statement of Additional Information are met.

     Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.


     Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Municipal Bond Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund and High Income Municipal Bond Fund, respectively, in shares of the Fund.


     Additional information concerning these reduced initial sales charges, including information regarding investments by Employee Sponsored Retirement or Savings Plans, is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted to Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets as discussed below under "Distribution Plans." In addition, Class B and Class C shares are subject to distribution fees of 0.50% and 0.55%, respectively.


     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase.

     Approximately ten years after issuance, Class B shares will convert automatically to Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert to Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges". The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities.


     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges -- Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:

                                                                                 CLASS B CDSC
                                                                                AS A PERCENTAGE
                             YEAR SINCE PURCHASE                               OF DOLLAR AMOUNT
                                PAYMENT MADE                                   SUBJECT TO CHARGE
-----------------------------------------------------------------------------  -----------------
0-1..........................................................................        4.00%
1-2..........................................................................        3.00%
2-3..........................................................................        2.00%
3-4..........................................................................        1.00%
4 and thereafter.............................................................        0.00%


     For the fiscal year ended November 30, 1995, the Distributor received CDSCs of $1,378,994 with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).


     In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Advisor ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services -- Exchange Privilege").



     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(SM) Program. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.


     Contingent Deferred Sales Charges -- Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     For the fiscal year ended November 30, 1995, the Distributor received CDSCs of $1,926 with respect to the redemption of Class C shares, all of which were paid to Merrill Lynch.



     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically to Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares to Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.


     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchasers of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.


     The Conversion Period also is modified for retirement plan investors which participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholders Services -- Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period on Class B shares acquired upon termination of participation in the MFA program.


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each, a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The

Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares of the Fund under a distribution plan previously adopted by the Fund (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to the Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Class B Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled.


     For the fiscal year ended November 30, 1995, the Fund paid the Distributor $3,117,918 (based on average net assets relating to the Class B shares of approximately $415.7 million) pursuant to the Class B Distribution Plan, all of which was paid to Merrill Lynch for providing account maintenance and distribution-related services in connection with the Class B shares. For the fiscal year ended November 30, 1995, the Fund paid the Distributor $12,735 (based on average net assets relating to the Class C shares of approximately $1.6 million) pursuant to the Class C Distribution Plan, all of which was paid to Merrill Lynch for providing account maintenance and distribution-related services in connection with the Class C shares. For the same period, the Fund paid the Distributor $3,514 (based on average net assets relating to the Class D shares of approximately $1.4 million) pursuant to the Class D Distribution Plan, all of which was paid to Merrill Lynch for providing account maintenance-related services in connection with the Class D shares. At February 29, 1996, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $387.7 million. At this net asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $2.9 million. At February 29, 1996, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $2.9 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $23,359. At February 29, 1996, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $2.5 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate $6,181.



     The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the distribution fees and CDSCs and the expenses consist of financial consultant compensation. With respect to Class B shares, as of December 31, 1995, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch since the Class B shares commenced operations on December 28, 1990 exceeded fully allocated accrual revenues for such period by approximately $7,627,000 (approximately 1.93% of Class B net assets at that date). For Class B shares as of December 31, 1995, direct cash revenues for the same period exceeded direct cash expenses by $5,416,765 (1.42% of Class B net assets at that date). With respect to Class C shares, as of December 31, 1995 direct cash revenues for the period since October 21, 1994 (commencement of operations for Class C shares) exceeded direct cash expenses by $5,132 (0.25% of Class C net assets at that date).


     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payment of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. Charges are applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestment and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1%

(the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the notice must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE


     The Fund will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, less any applicable CDSC, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day.


     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Redemptions through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various plans and services, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Included in such services are the following:

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


     Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.

     Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable for shares of the same class of other MLAM-advised mutual funds.

     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


     The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same Fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares reacquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so acquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.


     Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share next determined on the ex-dividend date of such dividends and distributions. A shareholder whose account is maintained through the Transfer Agent may at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. A shareholder whose account is accepted through Merrill Lynch may, at any time, by notice to Merrill Lynch, elect to have both dividends and capital gains distributions paid in cash, rather than reinvested. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


     Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that if the firm to which the retirement account is being transferred will not take delivery of shares of the Fund, the shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or continue to maintain a retirement account at Merrill Lynch for those shares.

     Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from such shareholder's Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bi-monthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

     Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made in an investor's Investment Account by prearranged charges of $50 or more to such investor's regular bank account. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) account or in certain related accounts in amounts of $100 or more through the CMA(R) Automated Investment Program.

     Retirement Plans. Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and in certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. In addition, eligible shareholders of the Fund may participate in a variety of qualified employee benefit plans which are available from the Distributor. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to the Financial Times-Actuaries World Index, Financial Times-Actuaries Utility Index, Standard & Poor's 500 Composite Stock Price Index, the Value

Line Composite Index or the Dow Jones Industrial Average, or to data contained in publications such as Lipper Analytical Services, Inc., or performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News and World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid quarterly. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agent fees applicable to that class. See "Additional Information -- Determination of Net Asset Value." Dividends and distributions may be reinvested automatically in shares of the Fund, at net asset value without sales charge. Shareholders may elect in writing to receive any such dividends or distributions or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.


     Certain gains or losses attributable to foreign currency-related gains or losses from certain of the Fund's investments may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary dividend distributions, and (b) distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's tax basis in his Fund shares for Federal income tax purposes. For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information -- Taxes." If in any fiscal year the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.


     All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.


     See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of any portfolio or received in cash.

DETERMINATION OF NET ASSET VALUE


     Net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M. New York time) on each day during which the New York Stock Exchange is open. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies will be translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.



     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials among the classes. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Manager, to provide certain securities prices for the Fund. The Fund paid fees to MLSPS in the amount of $853 for the fiscal year ended November 30, 1995.


     Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund.

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in futures and options) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

     Dividends and distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gains dividends. A portion of the Fund's ordinary income dividends may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a date in such month, then such dividend or distribution will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which the dividend was declared.

     Redemptions and exchanges of Fund shares are taxable events, and, accordingly, shareholders may realize gains or losses on such transactions. Under the Code, if a shareholder exercises the exchange privilege within 90 days of acquiring Class A shares of the Fund to acquire shares in a second fund ("New Fund"), then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the charge paid to the Fund reduces any charge the shareholder would have owed upon purchase of the New Fund shares in the absence of the exchange privilege. Instead, such charges will be treated as an amount paid for the New Fund shares and will be included in the basis of such shares. See "Shareholder Services -- Exchange Privilege."

     Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Pursuant to the investment objectives of the Fund, the Fund may invest in foreign securities. Dividends and interest received by the Fund with respect to these investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of such withholding taxes. Please note that foreign tax credits cannot be claimed on the investments of foreign securities held in the Fund by certain retirement accounts.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he is not otherwise subject to backup withholding.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     A loss on the sale or exchange of shares of the Fund held by a shareholder for less than 6 months will be a capital loss to the extent of any long-term capital gains distributions paid with respect to such shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and these Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions may also be subject to state and local taxes.

     Shareholders are urged to consult their advisers as to whether any portion of the dividends they receive from the Fund is exempt from state income tax and as to any other specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

     The Fund was incorporated under Maryland law on September 26, 1990. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Directors (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares of the Fund have equal voting rights, except, as noted above, a class of shares will have exclusive voting rights with respect to matters relating to the account maintenance and distribution expenses being borne solely by such class. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution or account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses. Shares issued are fully paid and non-assessable by the Fund and have no pre-emptive rights. Shares have the conversion rights described in this Prospectus. Voting rights for Directors are not cumulative.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:


                       Merrill Lynch Financial Data Services, Inc.


                       P.O. Box 45289

                       Jacksonville, Florida 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC. --
                          AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINTSM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
-------------------------------------------------------------------------------

1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)

    / / Class A shares    / / Class B shares   / / Class C shares   / / Class D
shares

of Merrill Lynch Global Utility Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:


      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.


      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. .................................   4. .................................

   2. .................................   5. .................................

   3. .................................   6. .................................

Name..........................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).....................................................
                      First Name           Initial           Last Name

Address.............................................

 ....................................................
                                 (Zip Code)

Occupation .........................................   Name and Address of Employer................................................

                                                       ............................................................................

                                                       ............................................................................

 .....................................................  ............................................................................
                  Signature of Owner                                           Signature of Co-Owner (if any)


(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


Ordinary Income Dividends                    Long-Term Capital Gains
-------------------------                    ------------------------
SELECT  / /     Reinvest                     SELECT  / /     Reinvest
ONE:   / /      Cash                         ONE:   / /      Cash
-------------------------                    ------------------------


If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   / / Check
or   / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Utility Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (check one): / / checking / / savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number ......................... Account Number...........................

Bank Address...................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor.........................................................

Signature of Depositor ........................... Date........................


(If joint account, both must sign)



NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC. --
                   AUTHORIZATION FORM (PART 1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            --------------------------------------------------------
            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information -- Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                                                                           ......................, 19.....
Dear Sir/Madam:                                                                                 Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Utility Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which the Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

       / / $25,000       / / $50,000      / / $100,000      / / $250,000
      / /  $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Global Utility Fund, Inc. Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Utility Fund, Inc. held as security.

By:..............................................................  ...............................................................
                       Signature of Owner                                                 Signature of Co-Owner
                                                                             (If registered in joint parties, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................
Account Number .............................................          Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                     Branch Office, Address, Stamp
This form when completed should be mailed to:

    Merrill Lynch Global Utility Fund, Inc.

    c/o Merrill Lynch Financial Data Services, Inc.


    P.O. Box 45289

    Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intention or Systematic Withdrawal Plan. We guarantee the shareholder's signature.

 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

/ / / /                          / / / / /            _______________________________
Branch-Code                      F/C No.              F/C Last Name

/ / / /     / / / / / /
Dealer's Customer Account No.

     MERRILL LYNCH GLOBAL UTILITY FUND, INC. -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

                                                                                           ------------------------------------
Name of Owner.......................................................................
                    First Name             Initial             Last Name                   ------------------------------------
                                                                                                     Social Security No.
                                                                                               or Taxpayer Identification No.
Name of Co-Owner (if any)...........................................................
                      First Name          Initial          Last Name

Address.............................................................................

 ....................................................................................       Account Number...........................
                                                                          (Zip Code)       (if existing account)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of / / Class A or / / Class D shares in Merrill Lynch Global Utility Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) / / Monthly on the 24th day of each month, or / / Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on _____________ or as soon as possible thereafter.
                (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): / / $
or / /    % of the current value of / / Class A or / / Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: / / check or / / direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   / / as indicated in Item 1.
   / / to the order of..........................................................

Mail to (check one)
   / / the address indicated in Item 1.
   / / Name (please print)......................................................

Address.........................................................................

       .........................................................................

Signature of Owner..............................................................

Date............................................................................

Signature of Co-Owner (if any)..................................................


(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.


Specify type of account (check one): / / checking / / savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number....................................................................

Account Number..................................................................

Bank Address....................................................................

            ....................................................................

Signature of Depositor..........................................................

Date............................................................................

Signature of Depositor..........................................................


(If joint account, both must sign)


NOTE: If direct deposit is elected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC. --
                   AUTHORIZATION FORM (PART 2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN


   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

 / / Class A shares  / / Class B shares  / / Class C shares  / / Class D shares of Merrill Lynch Global Utility Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Global Utility Fund, Inc. as indicated below:

   Amount of each check or ACH debit $..........................................

   Account Number...............................................................
Please date and invest ACH debits on the 20th of each month
beginning ................ or as soon thereafter as possible.
             (month)


   I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and credit my bank account. I further agree that if a debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.


 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)

                  AUTHORIZATION TO HONOR ACH DEBITS DRAWN BY
                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.


To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .......... State .......... Zip Code.......................................

As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.


 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor
    Number                (If joint account, both must sign)

NOTE: If Automatic Investment Plan is elected, your blank, unsigned check marked "VOID" should accompany this application.

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:

                                 P.O. Box 9081


                        Princeton, New Jersey 08543-9081


                                   CUSTODIAN

                         The Chase Manhattan Bank, N.A.
                        4 Metro Tech Center, 18th Floor
                            Brooklyn, New York 11245

                                 TRANSFER AGENT


                  Merrill Lynch Financial Data Services, Inc.


                            Administrative Offices:

                           4800 Deer Lake Drive East

                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive

                        Princeton, New Jersey 08540-6400


                                    COUNSEL

                   Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                            New York, New York 10022

------


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                           -------------------------

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Fee Table...............................    2
Merrill Lynch Select PricingSM System...    3
Financial Highlights....................    8
Risks and Special Considerations........   10
Investment Objective and Policies.......   11
Management of the Fund..................   27
  Board of Directors....................   27
  Management and Advisory Arrangements..   27
  Transfer Agency Services..............   28
  Code of Ethics........................   28
Purchase of Shares......................   29
  Initial Sales Charge Alternatives --
    Class A and Class D Shares..........   31
  Deferred Sales Charge Alternatives --
    Class B and Class C Shares..........   33
  Distribution Plans....................   36
  Limitations on the Payment of
    Deferred Sales Charges..............   38
Redemption of Shares....................   39
  Redemption............................   39
  Repurchase............................   40
  Reinstatement Privilege --
    Class A and Class D Shares..........   40
Shareholder Services....................   40
Performance Data........................   44
Additional Information..................   45
  Dividends and Distributions...........   45
  Determination of Net Asset Value......   46
  Taxes.................................   46
  Organization of the Fund..............   48
  Shareholder Inquiries.................   49
  Shareholder Reports...................   49
Authorization Form......................   51
                             Code # 11281-0396


    YZa(LOGO)

    MERRILL LYNCH
    GLOBAL UTILITY
    FUND, INC.

    PROSPECTUS


    March 28, 1996


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.


    This Prospectus should be

    retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                           -------------------------

     Merrill Lynch Global Utility Fund, Inc. (the "Fund") is a diversified mutual fund seeking both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"), primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

     Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                           -------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated March 28, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                           -------------------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                           -------------------------


    The date of this Statement of Additional Information is March 28, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a diversified, open-end management investment company. The Fund's investment objective is to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of the Manager, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. This objective is a fundamental policy which the Fund may not change without a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk, as described under "Portfolio Strategies Involving Options and Futures" below.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

     Reference is made to the discussion under the caption "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign transactions and foreign currency options and futures, and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will (i) write only covered call options on portfolio securities, and (ii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures the Fund may utilize.

     Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a particular hedge against the price of the underlying security declining.

     The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high-grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

     Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and Midwest Stock Exchange. Options referred to herein and in the Fund's Prospectus may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


     The Fund may also enter into over-the-counter option transactions ("OTC options"), which are two-party contracts with price and terms negotiated between the buyer and seller. The staff of the Securities and Exchange Commission (the "Commission") has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.


     Purchasing Options. The Fund may purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange traded options or OTC options. The Fund may also purchase put options on U.S. Treasury securities for the purpose of hedging its portfolio of interest rate sensitive equity securities against the adverse effects of anticipated movements in interest rates. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Stock Index Options and Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may also purchase put options on futures contracts for U.S. Treasury securities for the purpose of hedging its portfolio of interest rate sensitive equity securities against the adverse effects of anticipated movements in interest rates. Set forth below is further information concerning futures transactions.

     A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated as "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.


     Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and
(ii) non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in futures transactions and options thereon only for hedging purposes.


     When the Fund purchases futures contracts or a call option with respect thereto or writes a put option on a futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed income securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis at the spot rate of purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.

     The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Japanese yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which is the subject of the hedge. If the price of the options and futures moves more or less than the price of the hedged securities or currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk applies particularly to the Fund's use of cross-hedging, which means that the security which is the subject of the hedged transaction is different from the security being hedged. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction.

     Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

     Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreement only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% (10% to the extent required by certain state laws) of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations. Such agreements usually cover short periods, often under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return the rate of return to the Fund will depend on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its total assets in repurchase agreements maturing in more than seven days.

     Lending of Portfolio Securities. The Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the United States Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

     Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its total assets in illiquid investments (or 10% to the extent required by state law), which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Fund's Board of Directors continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     The Board of Directors monitors the Fund's investments in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


     High Yield-High Risk Bonds. Fixed income securities in which the Fund will invest generally will be limited to those rated investment grade; that is, rated in one of the four highest rating categories by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (i.e., securities rated at least BBB by S&P or Baa by Moody's), or deemed to be of equivalent quality in the judgment of the Manager. The Fund is authorized to invest up to 5% of its total assets at the time of purchase in fixed income securities having a minimum rating no lower than Caa by Moody's or CCC by S&P ("high yield-high risk bonds"). Investment in high yield-high risk bonds involves substantial risk. Investments in high yield-high risk bonds will be made only when, in the judgment of the Manager, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. Securities rated BB or lower by S&P or Ba or lower by Moody's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although high yield-high risk bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss and principal than lower yielding, higher rated fixed income securities. The Fund will not invest in debt securities rated lower than CCC for S&P or Caa for Moody's.


     High yield-high risk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. High yield-high risk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high yield-high risk bonds will be satisfied only after satisfaction of the claims of senior securityholders. While the high yield-high risk bonds in which the Fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. The terms "high yield-high risk" and "below investment grade bonds" are commonly known as "junk bonds."

     Investment Restrictions. The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.


     Under the fundamental investment restrictions, the Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities) except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the utility industry.

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional

     Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


     The following non-fundamental investment restrictions have been adopted by the Fund and may be changed by the Board of Directors without approval by the shareholders. Under these restrictions, the Fund may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."


          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction
     (c). Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (c).


          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          i. Notwithstanding fundamental restriction (7) above, borrow amounts in excess of 10% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

     The staff of the Commission has taken the position that purchased over-the-counter options ("OTC options") and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     Because of the affiliation of the Manager with the Fund, the Fund is prohibited from engaging in certain transactions involving the Manager's affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act of 1933 in which such firms or any of their affiliates participate as an underwriter or dealer.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (63) -- President and Director (1)(2) -- President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").



     RONALD W. FORBES (55) -- Director (2) -- School of Business, BA 309, SUNY Albany, 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989.



     CYNTHIA A. MONTGOMERY (43) -- Director (2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation and Newell Co.



     CHARLES C. REILLY (64) -- Director (2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. President and Chief Investment Officer of Verus Capital, Inc. from 1979-1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973-1990; Adjunct Professor, Columbia University Graduate School of Business since 1990; Adjunct Professor, Wharton School, University of Pennsylvania, 1990.



     KEVIN A. RYAN (63) -- Director (2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder, current Director and Professor of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.



     RICHARD R. WEST (58) -- Director (2) -- Box 604, Genoa, NV 89411. Professor of Finance, and Dean from 1984 to 1993, of New York University Leonard N. Stern School of Business Administration since 1984; Professor of Finance at the Amos Tuck School of Business Administration, Dartmouth College, from 1976 to 1984 and Dean from 1976 to 1983; Director of Bowne & Co., Inc., Director of Vornado, Inc. (real estate holding corporation), Smith Corona Corporation (manufacturer of typewriters and word processors) and Alexander's Inc. (department store).



     TERRY K. GLENN (55) -- Executive Vice President (1)(2) -- Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President and Director of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     NORMAN R. HARVEY (62) -- Senior Vice President (1)(2) -- Senior Vice President of the Manager and FAM since 1982.

     WALTER D. ROGERS (53) -- Vice President (1)(2) -- Vice President of the Manager since 1987; Vice President of Continental Insurance Asset Management from 1984 to 1987.



     GERALD M. RICHARD (46) -- Treasurer (1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981, and Treasurer since 1984.



     DONALD C. BURKE (35) -- Vice President (1)(2) -- Vice President and Director of Taxation of the Manager since 1990; Employee with Deloitte & Touche LLP from 1982 until 1990.



     PATRICK D. SWEENEY (41) -- Secretary (1)(2) -- Vice President of the Manager since 1990; Vice President and Associate Counsel of Security Pacific Merchant Bank from 1988 to 1990; Lawyer in private practice from 1981 to 1988.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director is a director, trustee or officer of other investment companies for which the Manager or FAM acts as Manager.



     As of February 29, 1996, the officers and Directors of the Fund as a group (12 persons) owned an aggregate of less than 1/4 of 1% of the outstanding shares of Common Stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.



     Pursuant to the terms of the management agreement with the Fund, the Manager pays all compensation of officers of the Fund as well as the fees of all Directors who are affiliated persons of the Manager. The Fund pays each Director not affiliated with the Manager a fee of $1,000 per year plus $400 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee, which consists of all of the Directors of the Fund who are not interested persons of the Fund, with a fee of $1,000 per year; the Chairman of the Audit and Nominating Committee receives an additional annual fee of $1,000 per year. For the fiscal year ended November 30, 1995, fees and expenses paid to the unaffiliated Directors aggregated $21,380.



     The following table sets forth the compensation paid by the Fund to the non-interested Directors for the fiscal year ended November 30, 1995 and the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Directors for the calendar year ended December 31, 1995.



                                                                                          TOTAL
                                                                                       COMPENSATION
                                                                                      FROM FUND AND
                                               AGGREGATE     PENSION OR RETIREMENT   MLAM/FAM ADVISED
                                              COMPENSATION    BENEFITS ACCRUED AS     FUNDS PAID TO
              NAME OF DIRECTOR                 FROM FUND     PART OF FUND EXPENSES     DIRECTOR(1)
--------------------------------------------  ------------   ---------------------   ----------------
Ronald W. Forbes............................     $3,600              None                $147,100
Cynthia A. Montgomery.......................     $3,600              None                $147,100
Charles C. Reilly...........................     $3,600              None                $269,600
Kevin A. Ryan...............................     $3,600              None                $147,100
Richard R. West.............................     $4,600              None                $294,600


---------------

(1) In addition to the Fund, the Directors served on other MLAM/FAM Advised Funds as follows: Mr. Forbes (37 funds and portfolios); Ms. Montgomery (37 funds and portfolios); Mr. Reilly (55 funds and portfolios); Mr. Ryan (37 funds and portfolios); and Mr. West (55 funds and portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

     The Manager is a Delaware limited partnership and is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.


     The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal years ended November 30, 1995, 1994 and 1993, the total management fees paid by the Fund to the Manager aggregated $2,811,414, $3,831,948 and $2,346,433, respectively. At February 29, 1996, the net assets of the Fund aggregated approximately $438.8 million. At this level, the annual management fee would aggregate approximately $2.6 million.


     California imposes limitations on the expenses of the Fund. These expense limitations require that the Manager reimburse the Fund in an amount necessary to prevent the ordinary operating expenses of the Fund (excluding interest, taxes, distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Manager during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment. To date, no reimbursement of expenses has been required pursuant to the applicable expense limitation provisions discussed above.

     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or any of their affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the Custodian, any sub-custodian and Transfer Agent; expenses of redemption of shares; Securities and Exchange Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund). Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. As required by the Fund's distribution agreement, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the offering of the Fund's Class B, Class C and Class D shares will be financed by the Fund pursuant to each class's respective Distribution Plan in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."

     Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect for two years from the date of its adoption. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 mutual funds advised by the Manager or its affiliate, FAM. Funds advised by FAM or the Manager are referred to herein as "MLAM-advised mutual funds."

     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES


     The gross sales charges for the sale of Class A shares for the fiscal years ended November 30, 1995, 1994 and 1993 were $8,983, $336,856 and $1,510,325, respectively, of which the Distributor received $689, $19,018 and $89,960, respectively, and Merrill Lynch received $8,294, $317,838 and $1,420,365, respectively. During the fiscal year ended November 30, 1995, the Distributor received no CDSCs on Class A shares for which the initial sales charge was waived. During the fiscal year ended November 30, 1994, the Distributor received CDSCs of $468 on Class A shares for which the initial sales charge was waived. The gross sales charges for the sale of Class D shares of the Fund for the fiscal year ended November 30, 1995 and for the fiscal period October 21, 1994 (commencement of operations) to November 30, 1995 were $18,233 and $6,159, respectively, of which the Distributor received $1,975 and $565, respectively, and Merrill Lynch received $16,258 and $5,594, respectively. During this time, the Distributor received no CDSCs on Class D shares for which the initial sales charge was waived.


     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases of any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.


     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A and Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"). The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A and Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group Individual Retirement Accounts ("IRAs") and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at 3.5%, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares. Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan.


     Class A and Class D shares are offered at net asset value, with a waiver of the front-end sales charge, to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover

Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (see definition below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.



     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts(SM) available through employers that provide Employer Sponsored Retirement or Savings Plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of ML & Co., and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. Under such programs, the Fund realizes economies of scale and reduction of sales-related expenses by virtue of familiarity with the Fund.

     Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor must also establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than 6 months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund also will be offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied. First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.


     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or FAM who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.



     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.


     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS



     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of November 30, 1995 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares only, the Distributor's voluntary maximum. The information is shown for the period December 28, 1990 (commencement of operations of Class B shares) to November 30, 1995, with respect to Class B shares.



                    DATA CALCULATED AS OF NOVEMBER 30, 1995


                                 (IN THOUSANDS)



                                                                                                                  ANNUAL
                                                                                                               DISTRIBUTION
                                              ALLOWABLE   ALLOWABLE                  AMOUNTS                      FEE AT
                                  ELIGIBLE    AGGREGATE    INTEREST    MAXIMUM      PREVIOUSLY     AGGREGATE     CURRENT
                                   GROSS        SALES     ON UNPAID     AMOUNT       PAID TO        UNPAID      NET ASSET
                                  SALES(1)     CHARGES    BALANCE(2)   PAYABLE    DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                 ----------   ---------   ----------   --------   --------------   ---------   ------------
CLASS B SHARES
Under NASD Rule as Adopted.....  $  622,235   $  38,890     $8,277     $ 47,167      $ 11,442      $  35,725     $  1,905
Under Distributor's Voluntary
  Waiver.......................  $  622,235   $  38,890     $3,111     $ 42,001      $ 11,442      $  30,559     $  1,905
CLASS C SHARES
Under NASD Rule as Adopted.....  $    2,130   $     133     $   10     $    143      $     11      $     132     $     11



                                                   (Footnotes on following page)

(Footnotes for preceding page)


---------------


(1) Purchase price of all eligible Class B shares sold since December 28, 1990 (commencement of the operations of Class B shares) and all eligible Class C shares sold since October 21, 1994 (commencement of the operations of Class C shares) other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Interest is computed on a monthly basis based upon the prime rate, as reported in the Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made prior to July 6, 1993 under a prior plan applicable to Class B shares at the 0.75% rate, 0.50% has been treated as a distribution fee and 0.25% has been treated as a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     Shares are redeemable at the option of the Fund if, in the opinion of the Fund, ownership of the shares has or may become concentrated to the extent which would cause the Fund to be deemed a personal holding company within the meaning of the Code.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES

     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age
59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.


     For the fiscal years ended November 30, 1995, 1994, and 1993, the Distributor received CDSCs of $1,378,994, $1,469,812, and $537,201, respectively, with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch. For the fiscal year ended November 30, 1995 the Distributor received CDSCs of

$1,926 with respect to redemptions of Class C shares all of which was paid to Merrill Lynch. For the fiscal period October 21, 1994 (commencement of operations for Class C shares) to November 30, 1994, the Distributor received no CDSCs with respect to redemption of Class C shares.


     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B shareholders through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     Reference is made to "Investment Objective and Policies -- Other Investment Policies and Practices" in the Prospectus.

     Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Manager the Fund will be benefitted by supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. In addition, consistent with the Rules of Fair Practice of the NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.


     For the fiscal year ended November 30, 1995, the Fund paid total brokerage commissions of $354,790, of which $8,312 or 2.3% was paid to Merrill Lynch for effecting 2.3% of the aggregate amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended November 30, 1994, the Fund paid total brokerage commissions of $432,917, of which $27,114 or 6.3% was paid to Merrill Lynch for effecting 6.6% of the aggregate amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended November 30, 1993, the Fund paid total brokerage commissions of $435,246, of which $11,578 or

2.7% was paid to Merrill Lynch for effecting 2.0% of the aggregate amount of transactions in which the Fund paid brokerage commissions.


     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in United States dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, Merrill Lynch may execute transactions for the Fund on the floor of any national securities exchange provided that prior authorization of such transactions is obtained and Merrill Lynch furnishes a statement to the Fund at least annually setting forth the compensation it has received in connection with such transactions.

     The Directors have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

                        DETERMINATION OF NET ASSET VALUE

     Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.


     The net asset value of the shares of the Fund is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M. New York time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and the Distributor and any account maintenance and/or distribution fees are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of the Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential among the classes.



     Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or in the case of options traded in the over-the-counter market, the last bid price. Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to United States investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long-term capital gains distributions. The quarterly statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to the Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investors' bank account is required. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund, in the CMA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephone (1-800-MER-FUND) to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

     Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS -- CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account, on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Fund Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bi-monthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bi-monthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the Systematic Redemption Program, eligible shareholders should contact their financial consultant.

RETIREMENT PLANS


     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1. However, there is no minimum for purchases through Blueprint's systematic investment plans.


     Capital gains and income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, dividend reinvestment Class A and Class D shares shall be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the period of time that the outstanding Class B or Class C shares were held will count toward satisfaction of the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% sales load that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two-and-a-half-year holding period of the Fund's Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.


     The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Advisor ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same Fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e. no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.


     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count toward satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, toward satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

     Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds issuing Class A, Class B, Class C and Class D shares:

MERRILL LYNCH ADJUSTABLE RATE
  SECURITIES FUND, INC. ........   High current income consistent with a policy
                                     of limiting the degree of fluctuation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities.

MERRILL LYNCH AMERICAS INCOME
  FUND, INC. ...................   A high level of current income, consistent
                                     with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).

MERRILL LYNCH ARIZONA LIMITED
  MATURITY MUNICIPAL BOND
  FUND..........................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona Municipal Bonds.

MERRILL LYNCH ARIZONA MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide investors
                                     with as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management.

MERRILL LYNCH ARKANSAS MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Arkansas income taxes as is consistent with prudent investment management.

MERRILL LYNCH ASSET GROWTH
  FUND, INC. ...................   High total investment return, consistent with
                                     prudent risk, from investment in United
                                     States and foreign equity, debt and money market securities the combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH ASSET INCOME
  FUND, INC. ...................   A high level of current income through
                                     investment primarily in United States fixed income securities.


MERRILL LYNCH BASIC VALUE
  FUND, INC. ...................   Capital appreciation and, secondarily, income
                                     by investing in securities, primarily
                                     equities, that are undervalued and
                                     therefore represent basic investment value.


MERRILL LYNCH CALIFORNIA INSURED
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch California
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of insured income exempt from Federal and California income taxes as is consistent with prudent investment management.

MERRILL LYNCH CALIFORNIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade California Municipal Bonds.

MERRILL LYNCH CALIFORNIA
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch California
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     California income taxes as is consistent with prudent investment management.

MERRILL LYNCH CAPITAL
  FUND, INC. ...................   The highest total investment return
                                     consistent with prudent risk through a
                                     fully managed investment policy utilizing equity, debt and convertible securities.

MERRILL LYNCH COLORADO
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Colorado income taxes as is consistent with prudent investment management.

MERRILL LYNCH CONNECTICUT
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Connecticut income taxes as is consistent with prudent investment management.

MERRILL LYNCH CORPORATE BOND
  FUND, INC. ...................   Current income from three separate
                                     diversified portfolios of fixed income
                                     securities.

MERRILL LYNCH DEVELOPING CAPITAL
  MARKETS FUND, INC. ...........   Long-term capital appreciation through
                                     investment in securities, principally
                                     equities, of issuers in countries having smaller capital markets.

MERRILL LYNCH DRAGON
  FUND, INC. ...................   Capital appreciation primarily through
                                     investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin.

MERRILL LYNCH EUROFUND .........   Capital appreciation primarily through
                                     investment in equity securities of
                                     corporations domiciled in Europe.

MERRILL LYNCH FEDERAL SECURITIES
  TRUST ........................   High current return through investments in
                                     U.S. Government and Government agency
                                     securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

MERRILL LYNCH FLORIDA LIMITED
  MATURITY MUNICIPAL BOND
  FUND .........................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.

MERRILL LYNCH FLORIDA MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal income taxes as is consistent with prudent investment management while seek-ing to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.


MERRILL LYNCH FUND FOR
  TOMORROW, INC. ...............   Long-term growth through investment in a
                                     portfolio of good quality securities,
                                     primarily common stock, potentially
                                     positioned to benefit from demographic and cultural changes as they affect consumer markets.


MERRILL LYNCH FUNDAMENTAL GROWTH
  FUND, INC. ...................   Long-term growth through investment in a
                                     diversified portfolio of equity securities in placing particular emphasis on companies that have exhibited an above-average growth rate in earnings.


MERRILL LYNCH FUNDAMENTAL VALUE
  PORTFOLIO (Available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) accounts and CMA(R)
  sub-accounts) ................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide capital
                                     appreciation and income by investing in
                                     securities, with at least 65% of the
                                     portfolio's assets being invested in
                                     equities.


MERRILL LYNCH GLOBAL ALLOCATION
  FUND, INC. ...................   High total return consistent with prudent
                                     risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

MERRILL LYNCH GLOBAL BOND FUND
  FOR INVESTMENT AND
  RETIREMENT ...................   High total investment return from investment
                                     in government and corporate bonds
                                     denominated in various currencies and
                                     multi-national currency units.

MERRILL LYNCH GLOBAL CONVERTIBLE
  FUND, INC. ...................   High total return from investment primarily
                                     in an internationally diversified portfolio of convertible debt securities, convertible preferred stock and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.

MERRILL LYNCH GLOBAL HOLDINGS,
  INC. (Residents of Arizona
  must meet investor suitability
  standards) ...................   The highest total investment return
                                     consistent with prudent risk through
                                     worldwide investment in an internationally diversified portfolio of securities.


MERRILL LYNCH GLOBAL OPPORTUNITY
  PORTFOLIO (Available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) accounts and CMA(R)
  sub-accounts) ................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide a high total
                                     investment return through an investment
                                     policy utilizing United States and foreign equity, debt and money market securities, the combination of which will vary depending upon changing market and economic trends.


MERRILL LYNCH GLOBAL RESOURCES
  TRUST ........................   Long-term growth and protection of capital
                                     from investment in securities of domestic and foreign companies that possess substantial natural resource assets.

MERRILL LYNCH GLOBAL SMALLCAP
  FUND, INC. ...................   Long-term growth of capital by investing
                                     primarily in equity securities of companies with relatively small market capitalizations located in various foreign countries and in the United States.

MERRILL LYNCH GROWTH FUND FOR
  INVESTMENT AND RETIREMENT ....   Growth of capital and, secondarily, income
                                     from investment in a diversified portfolio of equity securities placing principal emphasis on those securities which management of the fund believes to be undervalued.


MERRILL LYNCH GROWTH
  OPPORTUNITY PORTFOLIO
  (Available only for exchanges
  by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian and by certain
  CBA(R) accounts and CMA(R)
  sub-accounts).................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to seek long-term growth of capital by investing in a portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

MERRILL LYNCH HEALTHCARE
  FUND, INC. (Residents of
  Wisconsin must meet investor
  suitability standards) .......   Capital appreciation through worldwide
                                     investment in equity securities of
                                     companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

MERRILL LYNCH INTERNATIONAL
  EQUITY FUND ..................   Capital appreciation and, secondarily, income
                                     by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

MERRILL LYNCH LATIN AMERICA
  FUND, INC. ...................   Capital appreciation by investing primarily
                                     in Latin American equity and debt
                                     securities.

MERRILL LYNCH MARYLAND
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Maryland income taxes as is consistent with prudent investment management.

MERRILL LYNCH MASSACHUSETTS
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Massachusetts Municipal Bonds.

MERRILL LYNCH MASSACHUSETTS
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide investors
                                     with as high a level of income exempt from both Federal and Massachusetts income taxes as is consistent with prudent investment management.

MERRILL LYNCH MICHIGAN
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Michigan Municipal Bonds.

MERRILL LYNCH MICHIGAN MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Michigan income taxes as is consistent with prudent investment management.

MERRILL LYNCH MINNESOTA
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Minnesota personal income taxes as is
                                     consistent with prudent investment
                                     management.

MERRILL LYNCH MUNICIPAL BOND
  FUND, INC. ...................   Tax-exempt income from three separate
                                     diversified portfolios of municipal bonds.

MERRILL LYNCH MUNICIPAL
  INTERMEDIATE TERM FUND .......   Currently the only portfolio of Merrill Lynch
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level as possible of income exempt from
                                     Federal income taxes by investing in
                                     investment grade obligations with a dollar weighted average maturity of five to twelve years.

MERRILL LYNCH NEW JERSEY
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

MERRILL LYNCH NEW JERSEY
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and New
                                     Jersey state income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW MEXICO
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and New
                                     Mexico income taxes as is consistent with prudent investment management.

MERRILL LYNCH NEW YORK
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York Municipal Bonds.

MERRILL LYNCH NEW YORK
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal, New
                                     York State and New York City income taxes as is consistent with prudent investment management.

MERRILL LYNCH NORTH CAROLINA
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     North Carolina income taxes as is
                                     consistent with prudent investment
                                     management.

MERRILL LYNCH OHIO MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide investors
                                     with as high a level of income exempt from both Federal and Ohio income taxes as is consistent with prudent investment management.

MERRILL LYNCH OREGON MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide investors
                                     with as high a level of income exempt from both Federal and Oregon income taxes as is consistent with prudent investment management.

MERRILL LYNCH PACIFIC FUND,
INC. ...........................   Capital appreciation by investing in equity
                                     securities of corporations domiciled in Far
                                     Eastern and Western Pacific countries,
                                     including Japan, Australia, Hong Kong,
                                     Singapore and the Philippines.

MERRILL LYNCH PENNSYLVANIA
  LIMITED MATURITY MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.

MERRILL LYNCH PENNSYLVANIA
  MUNICIPAL BOND FUND ..........   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide as high a
                                     level of income exempt from Federal and
                                     Pennsylvania state income taxes as is
                                     consistent with prudent investment
                                     management.

MERRILL LYNCH PHOENIX
  FUND, INC. ...................   Long-term growth of capital by investing in
                                     equity and fixed income securities,
                                     including tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be undervalued relative to the current or prospective condition of such issuer.


MERRILL LYNCH QUALITY BOND
  PORTFOLIO (Available only for
  exchanges by certain
  individual retirement accounts
  for which Merrill Lynch acts
  as custodian and by certain
  CBA(R) accounts and CMA(R)
  sub-accounts) ................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide a high level of
                                     current income through investment in a
                                     diversified portfolio of debt obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.


MERRILL LYNCH SHORT-TERM GLOBAL
  INCOME FUND, INC. ............   As high a level of current income as is
                                     consistent with prudent investment
                                     management from a global portfolio of high quality debt securities denominated in various currencies and multi-currency units having remaining maturities not exceeding three years.

MERRILL LYNCH SPECIAL VALUE
  FUND, INC. ...................   Long-term growth of capital from investments
                                     in securities, primarily common stocks, or relatively small companies believed to have special investment value and emerging growth companies regardless of size.

MERRILL LYNCH STRATEGIC
  DIVIDEND FUND ................   Long-term total return from investment in
                                     dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock Price Index.

MERRILL LYNCH TECHNOLOGY
  FUND, INC. ...................   Capital appreciation through worldwide
                                     investment in equity securities of
                                     companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.

MERRILL LYNCH TEXAS MUNICIPAL
  BOND FUND ....................   A portfolio of Merrill Lynch Multi-State
                                     Municipal Series Trust, a series fund,
                                     whose objective is to provide investors
                                     with as high a level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.


MERRILL LYNCH U.S. GOVERNMENT
  SECURITIES PORTFOLIO
  (Available only for exchanges
  by certain individual
  retirement accounts for which
  Merrill Lynch acts as
  custodian and by certain
  CBA(R) accounts and CMA(R)
  sub-accounts) ................   A portfolio of Merrill Lynch Asset Builder
                                     Program, Inc., a series fund, whose
                                     objective is to provide a high current
                                     return through investments in U.S.
                                     Government and government agency
                                     securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.


MERRILL LYNCH UTILITY INCOME
  FUND, INC. ...................   High current income through investment
                                     primarily in equity and debt securities
                                     issued by companies primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

MERRILL LYNCH WORLD INCOME FUND,
  INC. .........................   High current income by investing in a global
                                     portfolio of fixed income securities
                                     denominated in various currencies,
                                     including multinational currencies.

Class A Share Money Market Funds:

MERRILL LYNCH READY
  ASSETS TRUST .................   Preservation of capital, liquidity and the
                                     highest possible current income consistent with the foregoing objectives from the short-term money market securities in which the Trust invests.

MERRILL LYNCH RETIREMENT
  RESERVES MONEY FUND (Available
  only for exchanges within
  certain retirement plans) ....   Currently the only portfolio of Merrill Lynch
                                     Retirement Series Trust, a series fund,
                                     whose objectives are current income,
                                     preservation of capital and liquidity
                                     available from investing in a diversified portfolio of short-term money market securities.

MERRILL LYNCH U.S.A. GOVERNMENT
  RESERVES .....................   Preservation of capital, current income and
                                     liquidity available from investing in
                                     direct obligations of the U.S. Government and repurchase agreements relating to such securities.

MERRILL LYNCH U.S. TREASURY
  MONEY FUND ...................   Preservation of capital, liquidity and
                                     current income through investment
                                     exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury.

Class B, Class C and Class D Share Money Market Funds:

MERRILL LYNCH GOVERNMENT
FUND ...........................   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in repurchase agreements secured by such obligations.

MERRILL LYNCH
  INSTITUTIONAL FUND ...........   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide maximum current income consistent with liquidity and the maintenance of a high-quality portfolio of money market securities.

MERRILL LYNCH INSTITUTIONAL
  TAX-EXEMPT FUND ..............   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality municipal bonds.

MERRILL LYNCH TREASURY FUND ....   A portfolio of Merrill Lynch Funds for
                                     Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire transfer through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid quarterly. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the taxable year. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."

TAXES


     The Fund has qualified and intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). In order to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, certain gains from foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures, forward contracts and certain investments in foreign currencies held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, United States government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (v) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the United States government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.


     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in futures and options) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. However, any loss on a subsequent sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distribution thereon.

     Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions. The portion of the Fund's ordinary income dividends which is attributable to dividends received by the Fund from U.S. corporations (other than dividends received on preferred stocks of public utilities) may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction between the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a date in such a month, then such dividend or distribution will be treated for tax purposes as being paid on December 31, and will be taxable to its shareholders on December 31 of the year in which the dividend was declared.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding taxes.

     Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain restrictions, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the classes of shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.



     No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. Foreign tax credits cannot be claimed by certain retirement accounts. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.


     If a shareholder exercises the exchange privilege within 90 days of acquiring the shares, then the loss he can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such charge will be treated as an amount paid for the new shares.


     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell options and futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.


     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures. Similarly, Code Section 1091, which deals with "wash sales," may cause the Fund to postpone recognition of certain losses for tax purposes; and Code Section 1258, which deals with "conversion transactions," may apply to recharacterize certain capital gains as ordinary income for tax purposes.


     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

     Special Rules for Certain Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, forward foreign currency or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e.,unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions also may be subject to state and local taxes.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Securities and Exchange Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment. Such data will be computed as described above, except that (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (ii) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.


                     CLASS A SHARES               CLASS B SHARES               CLASS C SHARES*              CLASS D SHARES*
               ---------------------------  ---------------------------  ---------------------------  ---------------------------
                EXPRESSED     REDEEMABLE     EXPRESSED     REDEEMABLE     EXPRESSED     REDEEMABLE     EXPRESSED     REDEEMABLE
                   AS A       VALUE OF A        AS A       VALUE OF A        AS A       VALUE OF A        AS A       VALUE OF A
                PERCENTAGE   HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL
                BASED ON A      $1,000       BASED ON A      $1,000       BASED ON A      $1,000       BASED ON A      $1,000
               HYPOTHETICAL  INVESTMENT AT  HYPOTHETICAL  INVESTMENT AT  HYPOTHETICAL  INVESTMENT AT  HYPOTHETICAL  INVESTMENT AT
                  $1,000      THE END OF       $1,000      THE END OF       $1,000      THE END OF       $1,000      THE END OF
    PERIOD      INVESTMENT    THE PERIOD     INVESTMENT    THE PERIOD     INVESTMENT    THE PERIOD     INVESTMENT    THE PERIOD
-------------- ------------  -------------  ------------  -------------  ------------  -------------  ------------  -------------
                                                          AVERAGE ANNUAL TOTAL RETURN
                                                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
  November 30,
  1995........     11.69 %     $1,116.90        11.38 %     $1,113.80
Inception
  (December
  28, 1990) to
  November 30,
  1995........      9.70 %     $1,578.00         9.76 %     $1,582.00

                                                              ANNUAL TOTAL RETURN
                                                  (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended
  November 30,
  1995........     16.34 %     $1,163.40        15.38 %     $1,153.80
Year Ended
  November 30,
  1994........     (4.89)%     $  951.10        (5.60)%     $  944.00
Year Ended
  November 30,
  1993........     21.80 %     $1,218.00        20.86 %     $1,208.60
Year Ended
  November 30,
  1992........     10.05 %     $1,100.50         9.20 %     $1,092.00
Inception
  (December
  28, 1990) to
  November 30,
  1991........     10.83 %     $1,108.30        10.05 %     $1,100.50

                                                             AGGREGATE TOTAL RETURN
                                                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
  (December
  28, 1990) to
  November 30,
  1995........     57.80 %     $1,578.00        58.20 %     $1,582.00

                                                           AVERAGE ANNUAL TOTAL RETURN
                                                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
  (October 21,
  1994) to
  November 30,
  1995........                                                               11.35 %     $1,126.70         8.11 %     $1,090.40
One Year Ended
  November 30,
  1995........                                                               14.38 %     $1,143.80        11.56 %     $1,115.60

                                                              ANNUAL TOTAL RETURN
                                                  (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended
  November 30,
  1995........                                                               15.38 %     $1,153.80        16.21 %     $1,162.10
Inception
  (October 21,
  1994) to
  November 30,
  1994........                                                               (2.35)%     $  976.50        (2.26)%     $  977.40

                                                             AGGREGATE TOTAL RETURN
                                                  (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
  (October 21,
  1994) to
  November 30,
  1995........                                                               12.67 %     $1,126.70         9.04 %     $1,090.40


---------------
* Class C Shares and Class D Shares commenced operations on October 21, 1994.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

     From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on September 26, 1990. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock each represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.


     The Manager provided the initial capital for the Fund by purchasing 5,000 shares of each class of stock for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund will be paid by the Fund and amortized over a period not exceeding five years. The proceeds realized by the Manager upon redemption of any of such shares will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

COMPUTATION OF OFFERING PRICE PER SHARE


     The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of November 30, 1995, is calculated as set forth below. Class B and Class C shares commenced operations on October 21, 1994.



                                             CLASS A       CLASS B       CLASS C      CLASS D
                                           -----------   ------------   ----------   ----------
    Net Assets...........................  $44,775,143   $381,097,732   $2,071,696   $1,516,193
                                           ===========   ============     ========     ========
    Number of Shares Outstanding.........    3,312,507     28,291,298      153,914      111,895
                                           ===========   ============     ========     ========
    Net Asset Value Per Share (net assets
      divided by number of shares
      outstanding).......................  $     13.52   $      13.47   $    13.46   $    13.55
    Sales Charge (for Class A and Class D
      shares: 4.00% of offering price
      (4.17% of net asset value per
      share))*...........................  $      0.56   $         **   $       **   $     0.57
                                           -----------   ------------     --------     --------
    Offering Price.......................  $     14.08   $      13.47   $    13.46   $    14.12
                                           ===========   ============     ========     ========


---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the Fund's shareholders in years when an annual meeting of shareholders is held. In addition, employment of such auditors may be terminated without any penalty by vote of a majority of the outstanding shares of the Fund at a meeting called for the purpose of terminating such employment. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     The Chase Manhattan Bank, N.A., acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

     Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends November 30 of each year. The Fund sends to its shareholders at least quarterly reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

     Under a separate agreement Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on March 1, 1996.

                                    APPENDIX

                       RATINGS OF FIXED INCOME SECURITIES


 DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS


AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



BAA Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:



     --Leading market positions in well established industries



     --High rates of return on funds employed



     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection



     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation



     -- Well established access to a range of financial markets and assured sources of alternate liquidity.



     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.


     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:


     AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



     AA An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.



     A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.



     BAA An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



     BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



     B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



     CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



     CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



     C This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's.
         Capacity to pay interest and repay principal is extremely strong.



     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.



     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.



     DEBT rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-"rating.



     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.



     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.



     CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.



     C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.



     CI The rating CI is reserved for income bonds on which no interest is being paid.



     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.


     PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.


     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.


     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:


     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.



     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.



     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".



     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.



     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.


     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

    I.        Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.
    II.       Nature of, and provisions of, the issue.
    III.      Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.
    AAA       This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
    AA        A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."
    A         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
    BBB       An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
    BB        Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly
    B         Speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB"
    CCC       Indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
    CC        The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
    C         A preferred stock rated "C" is a non-paying issue.
    D         A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.
    NR        Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

     The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,

MERRILL LYNCH GLOBAL UTILITY FUND, INC.:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Utility Fund, Inc. as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period December 28, 1990 (commencement of operations) to November 30, 1991. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Utility Fund, Inc. as of November 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey

January 5, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SCHEDULE OF INVESTMENTS                                                                                          (in US dollars)

                                        Shares                                                               Value    Percent of
COUNTRY      Industries                  Held               Common Stocks                       Cost       (Note 1a)  Net Assets
Argentina    Telecommunications        100,000     Telecom Argentina STET S.A.
                                                   (ADR) (c)                               $  3,770,294   $  4,375,000    1.0%
                                       200,000     Telefonica de Argentina S.A.
                                                   (ADR) (c)                                  4,140,594      4,900,000    1.1
                                                                                           ------------   ------------  ------
                                                                                              7,910,888      9,275,000    2.1

             Utilities--Electric         6,600   ++Central Costanera S.A. (ADR) (c)             158,400        196,763    0.1

                                                   Total Common Stocks in Argentina           8,069,288      9,471,763    2.2


Australia    Utilities--Gas          2,000,000     The Australian Gas & Light Co., Ltd.       5,280,752      7,017,428    1.6

                                                   Total Common Stocks in Australia           5,280,752      7,017,428    1.6


Austria      Utilities--Gas             34,850     Energie--Versorgung Niederoesterreich
                                                   AG (EVN)                                   3,050,015      4,757,410    1.1

                                                   Total Common Stocks in Austria             3,050,015      4,757,410    1.1

Canada       Telecommunications        140,000     BC Telecom, Inc.                           2,593,297      2,462,065    0.6

             Utilities--Electric       458,600     Nova Scotia Power Co.                      4,322,473      4,095,849    1.0

             Utilities--Gas            254,400     Transcanada Pipeline Co. Ltd.
                                                   (ADR) (c)                                  3,941,562      3,434,400    0.8
                                       200,000     Westcoast Energy Inc.                      3,470,767      2,950,000    0.7
                                                                                           ------------   ------------  ------
                                                                                              7,412,329      6,384,400    1.5

                                                   Total Common Stocks in Canada             14,328,099     12,942,314    3.1

Chile        Telecommunications         63,000     Compania de Telefonos de Chile
                                                   S.A. (ADR) (c)                             4,489,995      4,543,875    1.1

             Utilities--Electric        65,000     Chilgener S.A. (ADR) (c)                   1,495,000      1,527,500    0.4
                                       156,000   ++Distribuidora Chilectra
                                                   Metropolitana S.A. (ADR) (c)               4,249,463      6,786,000    1.6
                                        28,000     Enersis S.A. (ADR) (c)                       544,224        717,500    0.2
                                                                                           ------------   ------------  ------
                                                                                              6,288,687      9,031,000    2.2

                                                   Total Common Stocks in Chile              10,778,682     13,574,875    3.3


Denmark      Telecommunications        281,000     Tele Danmark A/S (ADR) (c)                 6,610,806      7,832,875    1.8

                                                   Total Common Stocks in Denmark             6,610,806      7,832,875    1.8


France       Utilities--Water           87,988     Compagnie Generale des Eaux S.A.           9,481,908      8,573,516    2.0
                                        40,000     Lyonnaise des Eaux S.A.                    3,989,365      3,836,584    0.9

                                                   Total Common Stocks in France             13,471,273     12,410,100    2.9


Germany      Utilities--Electric       200,000     VEBA AG                                    6,526,985      8,155,930    1.9

                                                   Total Common Stocks in Germany             6,526,985      8,155,930    1.9


Hong Kong    Utilities--Electric       902,700     China Light & Power Co., Ltd.              6,285,801      4,248,330    1.0
                                     1,552,000     Hong Kong Electric Holdings, Ltd.          3,897,526      5,207,178    1.2
                                                                                           ------------   ------------  ------
                                                                                             10,183,327      9,455,508    2.2

             Utilities--Gas          1,000,000     The Hong Kong & China Gas Co., Ltd.        1,627,410      1,635,550    0.4
                                       218,900     The Hong Kong & China Gas Co., Ltd.
                                                   (Warrants) (a)                                     0          6,396    0.0
                                                                                           ------------   ------------  ------
                                                                                              1,627,410      1,641,946    0.4

                                                   Total Common Stocks in Hong Kong          11,810,737     11,097,454    2.6


India        Utilities--Electric        49,500     CESC Ltd. (Units) (b)(d)                   2,640,330        594,000    0.1

                                                   Total Common Stocks in India               2,640,330        594,000    0.1


Indonesia    Telecommunications          5,500     PT Indonesian Satellite Corp.
                                                   (Indosat) (ADR) (c)                          176,275        188,375    0.0
                                        29,600     PT Telekomunikasi Indonesia
                                                   (Persero) (b)                                532,800        621,600    0.1

                                                   Total Common Stocks in Indonesia             709,075        809,975    0.1


Italy        Telecommunications      3,091,700     Societa Finanziara Telefonica S.p.A.
                                                   (STET)                                     5,780,442      6,078,262    1.4
                                     5,000,000     Telecom Italia Mobile S.p.A. (b)           3,090,118      8,064,012    1.9
                                     3,900,000     Telecom Italia S.p.A                       3,619,691      5,302,557    1.2
                                                                                           ------------   ------------  ------
                                                                                             12,490,251     19,444,831    4.5

             Utilities--Gas          1,786,300     Societa Italiana il Gas (Italgas)
                                                   P.A.                                       5,169,953      4,578,252    1.1

                                                   Total Common Stocks in Italy              17,660,204     24,023,083    5.6

SCHEDULE OF INVESTMENTS (continued)                                                                              (in US dollars)

                                        Shares                                                               Value    Percent of
COUNTRY      Industries                  Held               Common Stocks                       Cost       (Note 1a)  Net Assets
Korea        Utilities--Electric       199,200     Korea Electric Power Corp. (KEPCO)
                                                   (ADR) (c)                               $  4,008,900   $  4,855,500    1.1%

                                                   Total Common Stocks in Korea               4,008,900      4,855,500    1.1


Malaysia     Telecommunications      1,035,000     Telekom Malaysia BHD                       7,499,205      7,712,005    1.8

                                                   Total Common Stocks in Malaysia            7,499,205      7,712,005    1.8


Mexico       Telecommunications        105,000     Telefonos de Mexico, S.A. de C.V.
                                                   (ADR) (c)                                  5,594,445      3,465,000    0.8

                                                   Total Common Stocks in Mexico              5,594,445      3,465,000    0.8


New          Telecommunications        100,000     Telecom Corporation of New Zealand
Zealand                                            Ltd. (ADR) (c)                             3,935,303      6,700,000    1.6

                                                   Total Common Stocks in New Zealand         3,935,303      6,700,000    1.6


Philippines  Telecommunications        100,000     Philippine Long Distance Telephone
                                                   Co. (ADR) (c)                              4,311,241      5,600,000    1.3

             Utilities--Electric        57,000     Manila Electric Co. (MERALCO) 'B'            497,246        440,054    0.1

                                                   Total Common Stocks in the Philippines     4,808,487      6,040,054    1.4


Portugal     Telecommunications         30,900     Portugal Telecom, S.A. (ADR) (b) (c)         578,602        579,375    0.1

                                                   Total Common Stocks in Portugal              578,602        579,375    0.1


Spain        Telecommunications        537,300     Telefonica de Espana S.A.                  6,164,064      7,417,052    1.7
                                        32,000     Telefonica de Espana S.A. (ADR) (c)        1,275,584      1,328,000    0.3
                                                                                           ------------   ------------  ------
                                                                                              7,439,648      8,745,052    2.0

             Utilities--Electric       154,800     Empresa Nacional de Electricidad
                                                   S.A. (ADR) (c)                             5,123,952      8,359,200    1.9
                                        92,000     HidroElectrica Del Cantabrico S.A.         3,107,921      2,958,343    0.7
                                       808,500     Iberdrola I S.A.                           4,998,321      6,827,771    1.6
                                                                                           ------------   ------------  ------
                                                                                             13,230,194     18,145,314    4.2

                                                   Total Common Stocks in Spain              20,669,842     26,890,366    6.2


Thailand     Telecommunications         15,000   ++TelecomAsia Corporation Public Co.,
                                                   Ltd. PLC (ADR) (b) (c)                       328,050        435,000    0.1

             Utilities--Electric       332,000     Electricity Generating Company of
                                                   Thailand (EGCOMP) (b)                        296,433      1,135,268    0.3

                                                   Total Common Stocks in Thailand              624,483      1,570,268    0.4

United       Telecommunications        771,000     British Telecommunications PLC             5,385,185      4,442,468    1.0
Kingdom                                180,000     Vodafone Group PLC (ADR) (c)               5,355,931      6,502,500    1.5
                                                                                           ------------   ------------  ------
                                                                                             10,741,116     10,944,968    2.5

             Utilities--Electric        90,000     London Electricity PLC                     1,201,329      1,270,615    0.3
                                       445,000     PowerGen PLC                               3,253,482      3,643,500    0.9
                                                                                           ------------   ------------  ------
                                                                                              4,454,811      4,914,115    1.2

                                                   Total Common Stocks in the
                                                   United Kingdom                            15,195,927     15,859,083    3.7

United       Telecommunications         31,000     AT&T Corp.                                 1,749,485      2,046,000    0.5
States                                 146,800     Ameritech Corp.                            5,940,672      8,074,000    1.9
                                       138,700     Bell Atlantic Corp.                        7,358,558      8,738,100    2.0
                                       236,800     BellSouth Corp.                            6,828,233      9,205,600    2.1
                                       120,000     Frontier Corp.                             2,437,200      3,105,000    0.7
                                       235,700     GTE Corp.                                  8,322,438     10,046,713    2.3
                                       147,700     NYNEX Corp.                                6,204,823      7,329,613    1.7
                                       129,900     SBC Communications, Inc.                   4,873,568      7,014,600    1.6
                                       217,900     U S West, Inc.                             6,024,567      6,809,375    1.6
                                                                                           ------------   ------------  ------
                                                                                             49,739,544     62,369,001   14.4

             Utilities--Electric       289,500     Allegheny Power System, Inc.               7,707,195      8,033,625    1.9
                                       207,200     Boston Edison Co.                          5,530,724      5,775,700    1.3
                                       321,962     CINergy Corp.                              7,622,146      9,497,879    2.2
                                       218,200     Consolidated Edison Co. of New York        6,893,524      6,300,525    1.5
                                       138,900     Detroit Edison Co.                         4,670,083      4,531,613    1.1
                                       110,250     Dominion Resources, Inc.                   4,427,302      4,368,656    1.0
                                       193,000     Duke Power Co.                             7,776,207      8,660,875    2.0
                                       282,300     General Public Utilities Corp.             8,552,046      8,927,738    2.1
                                       145,100     Houston Industries, Inc.                   7,082,367      6,638,325    1.5
                                       244,800     NIPSCO Industries, Inc.                    6,616,371      9,057,600    2.1
                                       221,000     New York State Electric & Gas Corp.        7,952,312      5,746,000    1.3
                                       185,700     Northeast Utilities Co.                    4,974,996      4,433,588    1.0
                                       180,500     PECO Energy Co.                            5,532,539      5,234,500    1.2
                                       150,000     Pacific Gas and Electric Company           4,135,500      4,125,000    1.0
                                       323,000     PacifiCorp                                 6,465,176      6,338,875    1.5
                                       192,000     Public Service Co. of Colorado             5,832,890      6,624,000    1.5
                                       283,000     SCEcorp                                    6,379,546      4,421,875    1.0
                                       381,200     Southern Co.                               6,665,086      8,719,950    2.0
                                       177,300     Western Resources Co.                      5,664,717      5,873,062    1.4
                                                                                           ------------   ------------  ------
                                                                                            120,480,727    123,309,386   28.6

             Utilities--Gas            130,000     The Brooklyn Union Gas Co.                 3,371,550      3,672,500    0.9
                                       226,000     The Coastal Corp.                          6,038,593      7,514,500    1.8
                                        77,400     NICOR Inc.                                 2,066,760      1,964,025    0.5
                                       236,000     Questar Corp.                              6,554,436      7,640,500    1.8
                                       127,300     Sonat, Inc.                                3,309,934      4,105,425    1.0
                                                                                           ------------   ------------  ------
                                                                                             21,341,273     24,896,950    6.0

                                                   Total Common Stocks in the
                                                   United States                            191,561,544    210,575,337   49.0

                                                   Total Investments in Common
                                                   Stocks                                   355,412,984    396,934,195   92.4

                                     Face
                                    Amount            Fixed-Income Securities

Australia    Telecommunications  US$ 7,960,000   ++Telstra Corp., Ltd., 6.50% due
                                                   7/31/2003                                  8,115,578      8,059,500    1.9

                                                   Total Fixed-Income Securities in
                                                   Australia                                  8,115,578      8,059,500    1.9


Korea        Telecommunications      2,500,000     Korea Telecom, 7.40% due 12/01/1999        2,499,500      2,567,875    0.6

                                                   Total Fixed-Income Securities
                                                   in Korea                                   2,499,500      2,567,875    0.6

SCHEDULE OF INVESTMENTS (concluded)
                                     Shares                                                                      (in US dollars)
                                      Held
                                      Face                                                                   Value    Percent of
COUNTRY      Industries              Amount            Fixed-Income Securities                  Cost       (Note 1a)  Net Assets
United       Telecommunications  US$ 3,500,000     Bell Cablemedia PLC, 11.95%* due
Kingdom                                            7/15/2004                               $  2,298,052   $  2,388,750    0.6%

                                                   Total Fixed-Income Securities in
                                                   the United Kingdom                         2,298,052      2,388,750    0.6


United       Telecommunications      4,000,000     Rochester Telephone Corp., 9.25%
States                                             due 6/01/2000                              4,111,200      4,496,360    1.0

             Utilities--Electric     4,000,000     Consumer Power Co., 8.875% due
                                                   11/15/1999                                 4,190,000      4,307,880    1.0


                                                   Total Fixed-Income Securities in
                                                   the United States                          8,301,200      8,804,240    2.0


                                                   Total Investments in Fixed-Income
                                                   Securities                                21,214,330     21,820,365    5.1


                                                          Short-Term Securities

             Repurchase              5,870,000     SBC Capital Markets, Inc., purchased
             Agreements**                          on 11/30/1995 to yield 5.875% to
                                                   12/01/1995                                 5,870,000      5,870,000    1.4

                                                   Total Investments in Short-Term
                                                   Securities                                 5,870,000      5,870,000    1.4


             Total Investments                                                             $382,497,314    424,624,560   98.9
                                                                                           ============
             Other Assets Less Liabilities                                                                   4,836,204    1.1
                                                                                                          ------------  ------
             Net Assets                                                                                   $429,460,764  100.0%
                                                                                                          ============  ======


            *Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
           **Repurchase Agreements are fully collateralized by US Government &
             Agency Obligations.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)Non-income producing security.
          (c)American Depositary Receipts (ADR).
          (d)Each unit consists of 5 Global Depositary Receipts and 2 warrants of CESC Ltd.
           ++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $15,477,000, representing 3.6% of net assets.

                                                       Acquisition                             Value
             Issue                                       Date(s)                 Cost        (Note 1a)
             Central Costanera S.A. (ADR)               12/17/1993           $   158,400    $   196,763
             Distribuidora Chilectra
             Metropolitana S.A. (ADR)             2/12/1992--12/21/1993        4,249,463      6,786,000
             TelecomAsia Corporation Public Co.,
             Ltd. PLC (ADR)                             11/15/1993               328,050        435,000
             Telstra Corp., Ltd., 6.50% due
             7/31/2003                             7/26/1993--9/29/1993        8,115,578      8,059,500

             Total                                                           $12,851,491    $15,477,263
                                                                             ===========    ===========

             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$382,497,314) (Note 1a)                         $424,624,560
                    Cash                                                                                         166,993
                    Receivables:
                      Securities sold                                                      $  7,926,367
                      Dividends                                                               1,840,579
                      Capital shares sold                                                       536,596
                      Interest                                                                  176,905       10,480,447
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                       1,741
                    Prepaid registration fees and other assets (Note 1f)                                          34,060
                                                                                                            ------------
                    Total assets                                                                             435,307,801
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    4,135,500
                      Capital shares redeemed                                                   936,326
                      Distributor (Note 2)                                                      236,057
                      Investment adviser (Note 2)                                               211,379        5,519,262
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       327,775
                                                                                                            ------------
                    Total liabilities                                                                          5,847,037
                                                                                                            ------------


Net Assets:         Net assets                                                                              $429,460,764
                                                                                                            ============


Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $    331,251
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              2,829,130
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 15,391
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 11,189
                    Paid-in capital in excess of par                                                         374,374,685
                    Undistributed investment income--net                                                       2,009,685
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                         7,750,475
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         42,138,958
                                                                                                            ------------
                    Net assets                                                                              $429,460,764
                                                                                                            ============



Net Asset           Class A--Based on net assets of $44,775,143 and 3,312,507
Value:                       shares outstanding                                                             $      13.52
                                                                                                            ============
                    Class B--Based on net assets of $381,097,732 and 28,291,298
                             shares outstanding                                                             $      13.47
                                                                                                            ============
                    Class C--Based on net assets of $2,071,696 and 153,914 shares
                             outstanding                                                                    $      13.46
                                                                                                            ============
                    Class D--Based on net assets of $1,516,193 and 111,895 shares
                             outstanding                                                                    $      13.55
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended November 30, 1995
Investment          Dividends (net of $901,006 foreign withholding tax)                                     $ 18,994,083
Income              Interest and discount earned                                                               2,708,306
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                              21,702,389
                                                                                                            ------------


Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $  3,117,918
                    Investment advisory fees (Note 2)                                         2,811,414
                    Transfer agent fees--Class B (Note 2)                                       759,831
                    Printing and shareholder reports                                            210,735
                    Custodian fees                                                              148,269
                    Professional fees                                                           119,939
                    Accounting services (Note 2)                                                101,177
                    Transfer agent fees--Class A (Note 2)                                        77,387
                    Registration fees (Note 1f)                                                  67,325
                    Directors' fees and expenses                                                 21,380
                    Amortization of organization expenses (Note 1f)                              20,893
                    Account maintenance and distribution fees--Class C (Note 2)                  12,735
                    Account maintenance fees--Class D (Note 2)                                    3,514
                    Transfer agent fees--Class C (Note 2)                                         2,910
                    Transfer agent fees--Class D (Note 2)                                         2,147
                    Pricing fees                                                                    863
                    Other                                                                        18,775
                                                                                           ------------
                    Total expenses                                                                             7,497,212
                                                                                                            ------------
                    Investment income--net                                                                    14,205,177
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        9,070,206
(Loss) on             Foreign currency transactions--net                                        (30,993)       9,039,213
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       43,810,996
(Notes 1b, 1c,        Foreign currency transactions--net                                          8,387       43,819,383
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             52,858,596
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 67,063,773
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended
                                                                                                   November 30,
                    Increase (Decrease) in Net Assets:                                         1995             1994
Operations:         Investment income-- net                                                $ 14,205,177     $ 18,547,757
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                         9,039,213       (1,270,044)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   43,819,383      (52,883,601)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          67,063,773      (35,605,888)
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,952,696)      (2,661,239)
Shareholders          Class B                                                               (12,961,394)     (16,205,857)
(Note 1g):            Class C                                                                   (47,650)              --
                      Class D                                                                   (39,117)              --
                    Realized gain on investments--net:
                      Class A                                                                        --         (219,759)
                      Class B                                                                        --       (1,627,301)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (15,000,857)     (20,714,156)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (139,129,318)    (105,325,044)
(Note 4):                                                                                  ------------     ------------



Net Assets:         Total decrease in net assets                                            (87,066,402)    (161,645,088)
                    Beginning of year                                                       516,527,166      678,172,254
                                                                                           ------------     ------------
                    End of year*                                                           $429,460,764     $516,527,166
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  2,009,685     $  2,733,344
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                 Class A
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in                                                  Dec. 28,
                    the financial statements.                                       For the Year               1990++ to
                                                                                 Ended November 30,             Nov. 30,
                    Increase (Decrease) in Net Asset Value:              1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of period              $  12.08   $  13.22  $  11.23  $  10.67   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51        .94       .40       .47        .49
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.42      (1.57)     2.01       .57        .56
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.93       (.63)     2.41      1.04       1.05
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.49)      (.47)     (.41)     (.48)      (.38)
                      Realized gain on investments--net                     --       (.04)     (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.49)      (.51)     (.42)     (.48)      (.38)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.52   $  12.08  $  13.22  $  11.23   $  10.67
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  16.34%     (4.89%)   21.80%    10.05%     10.83%+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                              .91%       .86%      .82%     1.01%      1.28%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               3.73%      3.58%     3.57%     4.47%      5.57%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $ 44,775   $ 56,659  $ 81,718  $ 29,772   $ 20,579
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   2.92%     17.02%     8.92%    30.91%     20.51%
                                                                      ========   ========  ========  ========   ========

                                                                                                 Class B
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in                                                  Dec. 28,
                    the financial statements.                                       For the Year               1990++ to
                                                                                 Ended November 30,             Nov. 30,
                    Increase (Decrease) in Net Asset Value:              1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of period              $  12.04   $  13.17  $  11.20  $  10.65   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .38        .74       .33       .39        .40
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.44      (1.46)     1.98       .57        .58
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.82       (.72)     2.31       .96        .98
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.39)      (.37)     (.33)     (.41)      (.33)
                      Realized gain on investments--net                     --       (.04)     (.01)       --         --

                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.39)      (.41)     (.34)     (.41)      (.33)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.47   $  12.04  $  13.17  $  11.20   $  10.65
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  15.38%     (5.60%)   20.86%     9.20%     10.05%+++
Return:**                                                             ========   ========  ========  ========   ========



Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees                                     .93%       .88%      .84%     1.02%      1.29%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.68%      1.63%     1.59%     1.77%      2.04%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               2.95%      2.82%     2.81%     3.65%      4.78%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $381,098   $459,185  $596,455  $200,396   $ 90,966
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   2.92%     17.02%     8.92%    30.91%     20.51%
                                                                      ========   ========  ========  ========   ========


                                                                                   Class C               Class D
                                                                                        For the                For the
                    The following per share data and ratios have            For the     Period      For the     Period
                    been derived from information provided in                Year      Oct. 21,      Year      Oct. 21,
                    the financial statements.                                Ended    1994++ to      Ended    1994++ to
                                                                            Nov. 30,   Nov. 30,     Nov. 30,    Nov. 30,
                    Increase (Decrease) in Net Asset Value:                  1995        1994         1995       1994
Per Share           Net asset value, beginning of period                   $  12.05    $  12.34     $  12.09    $  12.37
Operating                                                                  --------    --------     --------    --------
Performance:        Investment income--net                                      .39         .01          .52         .02
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net         1.43        (.30)        1.40        (.30)
                                                                           --------    --------     --------    --------
                    Total from investment operations                           1.82        (.29)        1.92        (.28)
                                                                           --------    --------     --------    --------
                    Less dividends from investment income                      (.41)         --         (.46)         --
                                                                           --------    --------     --------    --------
                    Net asset value, end of period                         $  13.46    $  12.05     $  13.55    $  12.09
                                                                           ========    ========     ========    ========


Total Investment    Based on net asset value per share                       15.38%      (2.35%)+++   16.21%      (2.26%)+++
Return:**                                                                  ========    ========     ========    ========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                                      .93%       .80%*         .90%        .83%*
                                                                           ========    ========     ========    ========
                    Expenses                                                  1.73%      1.60%*        1.15%       1.08%*
                                                                           ========    ========     ========    ========
                    Investment income--net                                    2.85%      3.01%*        3.36%       3.25%*
                                                                           ========    ========     ========    ========


Supplemental        Net assets, end of period (in thousands)               $  2,072    $    445     $  1,516    $    239
Data:                                                                      ========    ========     ========    ========
                    Portfolio turnover                                        2.92%      17.02%        2.92%      17.02%
                                                                           ========    ========     ========    ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $72,021 have been reclassified from undistributed net realized capital gains to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee
Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing

NOTES TO FINANCIAL STATEMENTS (concluded)


distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S
Class A                                $  689        $ 8,294
Class D                                $1,975        $16,258

For the year ended November 30, 1995, MLPF&S received contingent deferred sales charges of $1,378,994 and $1,926, relating to transactions in Class B Shares and Class C Shares, respectively.

In addition, MLPF&S received $8,312 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1995.

For the year ended November 30, 1995, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $853 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended November 30, 1995 were $13,412,525 and $148,578,586, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains
Long-term investments              $9,070,206    $42,127,246
Foreign currency transactions         (30,993)        11,712
                                   ----------    -----------
Total                              $9,039,213    $42,138,958
                                   ==========    ===========

As of November 30, 1995 net unrealized appreciation for Federal income tax purposes aggregated $42,126,488, of which $59,061,081 related to appreciated securities and $16,934,593 related to depreciated securities. The aggregate cost of investments at November 30, 1995 for Federal income tax purposes was $382,498,072.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $139,129,318 and $105,325,044 for the years ended November 30, 1995 and November 30, 1994, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount
Shares sold                           165,580  $   2,080,607
Shares issued to shareholders in
reinvestment of dividends             116,128      1,460,439
                                  -----------   ------------
Total issued                          281,708      3,541,046
Shares redeemed                    (1,658,669)   (20,944,113)
                                  -----------   ------------
Net decrease                       (1,376,961) $ (17,403,067)
                                  ===========  =============

Class A Shares for the Year                         Dollar
Ended November 30, 1994               Shares        Amount
Shares sold                         1,418,075  $  18,617,407
Shares issued to shareholders in
reinvestment of dividends and
distributions                         175,820      2,216,368
                                  -----------   ------------
Total issued                        1,593,895     20,833,775
Shares redeemed                    (3,085,387)   (39,503,880)
                                  -----------   ------------
Net decrease                       (1,491,492) $ (18,670,105)
                                  ===========  =============

Class B Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount
Shares sold                         1,655,159  $  20,831,069
Shares issued to shareholders in
reinvestment of dividends             796,753      9,996,426
                                  -----------  -------------
Total issued                        2,451,912     30,827,495
Automatic conversion of shares        (10,704)      (138,527)
Shares redeemed                   (12,290,113)  (154,903,079)
                                  -----------  -------------
Net decrease                       (9,848,905) $(124,214,111)
                                  ===========  =============

Class B Shares for the Year                         Dollar
Ended November 30, 1994               Shares        Amount
Shares sold                         8,594,406  $ 112,616,998
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,125,104     14,149,052
                                  -----------  -------------
Total issued                        9,719,510    126,766,050
Shares redeemed                   (16,864,631)  (214,110,349)
                                  -----------  -------------
Net decrease                       (7,145,121) $ (87,344,299)
                                  ===========  =============

Class C Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount
Shares sold                           259,375  $   3,186,034
Shares issued to shareholders in
reinvestment of dividends               3,375         43,016
                                  -----------  -------------
Total issued                          262,750      3,229,050
Shares redeemed                      (145,762)    (1,797,850)
                                  -----------  -------------
Net increase                          116,988  $   1,431,200
                                  ===========  =============

Class C Shares for the Period
October 21, 1994++ to                               Dollar
November 30, 1994                     Shares        Amount
Shares sold                            36,927  $     446,777
Shares redeemed                            (1)           (13)
                                  -----------  -------------
Net increase                           36,926  $     446,764
                                  ===========  =============

++Commencement of Operations.

Class D Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount
Shares sold                         2,762,874  $  34,867,068
Automatic conversion of shares          9,840        138,527
Shares issued to shareholders in
reinvestment of dividends               1,912         24,419
                                  -----------  -------------
Total issued                        2,774,626     35,030,014
Shares redeemed                    (2,682,472)   (33,973,354)
                                  -----------  -------------
Net increase                           92,154  $   1,056,660
                                  ===========  =============

Class D Shares for the Period
October 21, 1994++ to                               Dollar
November 30, 1994                     Shares        Amount
Shares sold                            35,477  $     437,644
Shares redeemed                       (15,736)      (195,048)
                                  -----------  -------------
Net increase                           19,741  $     242,596
                                  ===========  =============

++Commencement of Operations.

5. Subsequent Event:
On December 15, 1995, the Fund's Board of Directors declared an ordinary income dividend in the amount of $0.117234 per Class A Share, $0.090243 per Class B Share, $0.090524 per Class C Share, $0.109174 per Class D Share, and a long-term capital gains distribution of $0.244739 per share for each of the four classes, payable on December 22, 1995 to shareholders on record as of December 14, 1995.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Investment Objective and Policies.......    2
  Portfolio Strategies Involving Options
    and Futures.........................    2
  Other Investment Policies and
    Practices...........................    7
Management of the Fund..................   13
  Directors and Officers................   13
  Management and Advisory Arrangements..   15
Purchase of Shares......................   16
  Initial Sales Charge Alternatives --
    Class A and Class D Shares..........   17
  Reduced Initial Sales Charges.........   17
  Employer-Sponsored Retirement or
    Savings Plans and Certain Other
    Arrangements........................   21
  Distribution Plans....................   21
  Limitations on the Payment of Deferred
    Sales Charges.......................   22
Redemption of Shares....................   23
  Deferred Sales Charges --
    Class B and Class C Shares..........   23
Portfolio Transactions and Brokerage....   24
Determination of Net Asset Value........   25
Shareholder Services....................   26
  Investment Account....................   26
  Automatic Investment Plans............   27
  Automatic Reinvestment of Dividends
    and Capital Gains Distributions.....   27
  Systematic Withdrawal Plans --
    Class A and Class D Shares..........   28
  Retirement Plans......................   29
  Exchange Privilege....................   29
Dividends, Distributions and Taxes......   42
  Dividends and Distributions...........   42
  Taxes.................................   43
  Tax Treatment of Options and Futures
    Transactions........................   45
Performance Data........................   46
General Information.....................   48
  Description of Shares.................   48
  Computation of Offering Price Per
    Share...............................   49
  Independent Auditors..................   49
  Custodian.............................   49
  Transfer Agent........................   49
  Legal Counsel.........................   50
  Reports to Shareholders...............   50
  Additional Information................   50
Appendix................................   51
Independent Auditors' Report............   58
Financial Statements....................   60
                            Code # 112801-0396

   (LOGO)
   MERRILL LYNCH
   GLOBAL UTILITY
   FUND, INC.

   STATEMENT OF
   ADDITIONAL
   INFORMATION


   March 28, 1996


   Distributor:
   Merrill Lynch

   Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL


        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                             Back cover of Prospectus and
graph paper and Merrill Lynch                       back cover of Statement of
logo including stylized market                      Additional Information
bull.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements:

        Contained in Part A, the Prospectus:


           Financial Highlights for each of the years in the four-year period ended November 30, 1995 and the period December 28, 1990 (commencement of operations) to November 30, 1991.


        Contained in Part B, the Statement of Additional Information:

           Schedule of Investments as of November 30, 1995.


           Statement of Assets and Liabilities as of November 30, 1995.


           Statement of Operations for the year ended November 30, 1995.


           Statements of Changes in Net Assets for the years ended November 30, 1995 and 1994.


           Financial Highlights for each of the years in the four-year period ended November 30, 1995 and the period December 28, 1990 (commencement of operations) to November 30, 1991.


           Notes to Financial Statements for the year ended November 30, 1995.


     (b) Exhibits:


EXHIBIT
NUMBER                                          DESCRIPTION
------       ---------------------------------------------------------------------------------
 1(a)   --   Articles of Incorporation of Registrant.(a)
  (b)   --   Articles of Amendment.(j)
  (c)   --   Articles Supplementary.(j)
 2      --   Amended and Restated By-Laws of Registrant.(h)
 3      --   None.
 4(c)   --   Instruments Defining Rights of Shareholders. Incorporated by reference to
             Exhibits 1 and 2 above.
 5      --   Management Agreement between Registrant and Merrill Lynch Asset Management,
             L.P.(f)
 6(a)   --   Class A Shares Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc.(i)
  (b)   --   Class B Shares Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc.(f)
  (c)   --   Class C Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc.(i)
  (d)   --   Class D Distribution Agreement between Registrant and Merrill Lynch Funds
             Distributor, Inc.(i)
 7      --   None.
 8      --   Custody Agreement between Registrant and The Chase Manhattan Bank, N.A.(f)
 9(a)   --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
             Agreement between Registrant and Merrill Lynch Financial Data Services, Inc.(f)
  (b)   --   License Agreement Relating to Use of Name between Merrill Lynch & Co., Inc. and
             Registrant.(f)
10      --   Opinion and consent of Shereff, Friedman, Hoffman & Goodman, LLP, counsel for
             Registrant.
11      --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
12      --   None.
13      --   Certificate of Merrill Lynch Asset Management, L.P.(c)
14      --   Not applicable.
15(a)   --   Amended and Restated Class B Distribution Plan of the Registrant and Class B
             Distribution Plan Sub-Agreement.(h)
  (b)   --   Class C Distribution Plan and Class C Distribution Plan Sub-Agreement.(i)
  (c)   --   Class D Distribution Plan and Class D Distribution Plan Sub-Agreement.(i)
16(a)   --   Schedule for computation of each performance quotation for Class A and Class B
             Shares provided in the Registration Statement in response to Item 22.
  (b)   --   Schedule for computation of each performance quotation for Class C and Class D
             Shares provided in the Registration Statement in response to Item 22.(f)

EXHIBIT
NUMBER                                          DESCRIPTION
------       ---------------------------------------------------------------------------------
17(a)   --   Other Exhibits.
             Powers of Attorney for Officers and Directors
             Arthur Zeikel(g)
             Gerald M. Richard(g)
             Ronald W. Forbes(g)
             Cynthia A. Montgomery(i)
             Charles C. Reilly(g)
             Kevin A. Ryan(g)
             Richard R. West(g)
  (b)   --   Financial Data Schedule for Class A Shares.
  (c)   --   Financial Data Schedule for Class B Shares.
  (d)   --   Financial Data Schedule for Class C Shares.
  (e)   --   Financial Data Schedule for Class D Shares.
18      --   Rule 18f-3 Plan of the Registrant(k)


---------------

(a) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as an exhibit to the Fund's initial Registration Statement (File No. 33-37103).



(b) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as
    Exhibit 10 in Pre-Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-37103).



(c) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as
    Exhibit 13 in Pre-Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-37103).



(d) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as
    Exhibit 14 to Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 on Form N-1 (File No. 2-74584) of Merrill Lynch Retirement Series Trust, filed on January 26, 1982.



(e) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as
    Exhibit 14 to Post-Effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-74584) of Merrill Lynch Retirement Series Trust, filed on December 29, 1983.



(f) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as an exhibit to Post-Effective Amendment No. 1 to the Fund's Registration Statement (File No. 33-37103).



(g) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as
    Exhibit 17 to Post-Effective Amendment No. 3 to the Fund's Registration Statement (File No. 33-37103).



(h) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as an exhibits to Post-Effective Amendment No. 5 to the Fund's Registration Statement (File No. 33-37103).



(i) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as an exhibit to Post-Effective Amendment No. 6 to the Fund's Registration Statement (File No. 33-37103).



(j) Refiled electronically in Post-Effective Amendment No. 7. Initially filed as an exhibit to Post-Effective Amendment No. 7 to the Fund's Registration Statement (File No. 33-37103).



(k) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to Registration Statement under the Securities Act of 1933 on Form N-1A of Merrill Lynch Multi-State Municipal Series Trust on January 25, 1996 (File Nos. 2-99473 and 811-4375).


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                                   NUMBER OF
                                                                                  HOLDERS AT
                               TITLE OF CLASS                                  FEBRUARY 29, 1996
-----------------------------------------------------------------------------  -----------------
Class A Common Stock, par value $.10 per share...............................         4,090
Class B Common Stock, par value $.10 per share...............................        32,213
Class C Common Stock, par value $.10 per share...............................           289
Class D Common Stock, par value $.10 per share...............................           257



Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


ITEM 27. INDEMNIFICATION.

     Reference is made to Article VI of Registrant's Articles of Incorporation, as amended to date, Article VI of Registrant's Amended and Restated By-Laws (the "By-Laws") and Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

     Article VI of the By-Laws provides that each officer and Director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification with the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify or purchase insurance to the extent provided in Article VI on behalf of an employee or agent who is not an officer or director of the Registrant.


     The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.



     The Management Agreement between Registrant and Merrill Lynch Asset Management, Inc. (now called Merrill Lynch Asset Management, L.P.) ("MLAM") limits the liability of MLAM to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.


     In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF MANAGER.


     Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM") also acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate

High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAsset Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc., and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services ("FDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 30, 1994, for such person's or entity's own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraph. Mr. Zeikel is a director of substantially all of such companies, and Mr. Glenn is a director of certain of such companies. Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies.



                                       POSITION WITH              OTHER SUBSTANTIAL BUSINESS,
             NAME                       THE MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
             ----                      -------------           ----------------------------------
ML & Co.......................   Limited Partner             Financial Services Holding Company
Merrill Lynch Investment
  Management, Inc. ...........   Limited Partner             Investment Advisory Services
Princeton Services, Inc.
  ("Princeton Services")......   General Partner             General Partner of FAM
Arthur Zeikel.................   President                   President of FAM; President and
                                                               Director of Princeton Services;
                                                               Director of Merrill Lynch Funds
                                                               Distributor, Inc. ("MLFD");
                                                               Executive Vice President of ML &
                                                               Co.; Executive Vice President of
                                                               Merrill Lynch
Terry K. Glenn................   Executive Vice President    Executive Vice President of FAM;
                                                               Executive Vice President and
                                                               Director of Princeton Services;
                                                               President and Director of MLFD;
                                                               President of Princeton
                                                               Administrators; Director of FDS
Vincent R. Giordano...........   Senior Vice President       Senior Vice President of FAM; Senior
                                                               Vice President of Princeton Services

                                       POSITION WITH              OTHER SUBSTANTIAL BUSINESS,
             NAME                       THE MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
------------------------------   -------------------------   --------------------------------------
Elizabeth Griffin.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Norman R. Harvey..............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
N. John Hewitt................   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Philip L. Kirstein............   Senior Vice President,      Senior Vice President, General Counsel
                                 General Counsel and           and Secretary of FAM; Senior Vice
                                 Secretary                     President, General Counsel, Director
                                                               and Secretary of Princeton Services;
                                                               Director of MLFD
Ronald M. Kloss...............   Senior Vice President and   Senior Vice President and Controller
                                 Controller                  of FAM; Senior Vice President and
                                                               Controller of Princeton Services
Stephen M. M. Miller..........   Senior Vice President       Executive Vice President of Princeton
                                                               Administrators, L.P.
Joseph T. Monagle, Jr. .......   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Gerald M. Richard.............   Senior Vice President and   Senior Vice President and Treasurer of
                                 Treasurer                     FAM; Senior Vice President and
                                                               Treasurer of Princeton Services;
                                                               Vice President and Treasurer of MLFD
Ronald L. Welburn.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Anthony Wiseman...............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first paragraph of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Municipal Strategy Fund, Inc.



     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Crook, Aldrich, Breen, Fatseas and Wasel is One Financial Center, Boston, Massachusetts 02111-2665.


                                                  (2)                               (3)
             (1)                         POSITIONS AND OFFICES             POSITIONS AND OFFICES
             NAME                              WITH MLFD                      WITH REGISTRANT
------------------------------   -------------------------------------   -------------------------
Terry K. Glenn................   President                               Executive Vice President
Arthur Zeikel.................   Director                                President and Director
Philip L. Kirstein............   Director                                None


William E. Aldrich............   Senior Vice President                   None
Robert W. Crook...............   Senior Vice President                   None
Kevin P. Boman................   Vice President                          None
William M. Breen..............   Vice President                          None
Michael J. Brady..............   Vice President                          None
                                 Vice President and Assistant
Sharon Creveling..............   Treasurer                               None
Mark A. DeSario...............   Vice President                          None
James T. Fatseas..............   Vice President                          None
Debra W. Landsman-Yaros.......   Vice President                          None

                                                  (2)                               (3)
             (1)                         POSITIONS AND OFFICES             POSITIONS AND OFFICES
             NAME                              WITH MLFD                      WITH REGISTRANT
------------------------------   -------------------------------------   -------------------------
Michelle T. Lau...............   Vice President                          None
Gerald M. Richard.............   Vice President and Treasurer            Treasurer
Salvatore Venezia.............   Vice President                          None
William Wasel.................   Vice President                          None
Robert Harris.................   Secretary                               None


     (c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant and its Transfer Agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31. MANAGEMENT SERVICES.


     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not party to any management-related service contact.


ITEM 32. UNDERTAKINGS.


     (a) Not Applicable.



     (b) Not Applicable.


     (c) The Registrant will furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 28TH DAY OF MARCH, 1996.


                                   Merrill Lynch Global Utility Fund, Inc.
                                            (Registrant)

                                   By      /s/  ARTHUR ZEIKEL
                                      ---------------------------------
                                         (Arthur Zeikel, President)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.


                SIGNATURE                               TITLE                      DATE
------------------------------------------    --------------------------    ------------------
            /s/ ARTHUR ZEIKEL                 President (Principal              March 28, 1996
------------------------------------------      Executive Officer) and
             (Arthur Zeikel)                    Director

                    *                         Treasurer (Principal              March 28, 1996
------------------------------------------      Financial and Accounting
           (Gerald M. Richard)                  Officer)

                    *                         Director
------------------------------------------
            (Ronald W. Forbes)

                    *                         Director
------------------------------------------
         (Cynthia A. Montgomery)

                    *                         Director
------------------------------------------
           (Charles C. Reilly)

                    *                         Director
------------------------------------------
             (Kevin A. Ryan)

                    *                         Director
------------------------------------------
            (Richard R. West)

    *By    /s/  ARTHUR ZEIKEL                                                   March 28, 1996
------------------------------------------
    (Arthur Zeikel, Attorney-in-Fact)


    * This Amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                       DESCRIPTION
------         ------------------------------------------------------------------------
  10        -- Opinion and consent of Shereff, Friedman, Hoffman & Goodman, LLP, counsel for Registrant.
  11        -- Consent of Deloitte & Touche LLP, independent auditors for the
               Registrant.
  17(b)     -- Financial Data Schedule for Class A Shares.
    (c)     -- Financial Data Schedule for Class B Shares.
    (d)     -- Financial Data Schedule for Class C Shares.
    (e)     -- Financial Data Schedule for Class D Shares.